As Filed with the SEC on February 14, 2017

Securities Act File No. 2-76581

Investment Company Act File No. 811-03422

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 53 ☒

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 55 ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

655 Broad Street

Newark, New Jersey 07102

(973) 367-7521

(Address and telephone number of Insurance Company’s principal executive offices)

Deborah A. Docs

655 Broad Street

Newark, New Jersey 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, DC 20001

It is proposed that this filing will become effective (Check appropriate space):

☐	immediately upon filing pursuant to paragraphs (b) of Rule 485
☐	on ( ) pursuant to paragraph (b) of Rule 485
☒	60 days after filing pursuant to paragraph (a)(i) of Rule 485
☐	on ( ) pursuant to paragraph (a)(i) of Rule 485
☐	75 days after filing pursuant (a)(ii) of Rule 485
☐	on ( ) pursuant to paragraph (a)(ii) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The MEDLEYTM Program
PROSPECTUS • [_______], 2017
This prospectus describes contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11 (VCA 11) and The Prudential Variable Contract Account-24 (VCA 24), each of which are explained in this Prospectus.
The following portfolios of The Prudential Series Fund (the Series Fund) are currently available through VCA 24: Conservative Balanced, Diversified Bond, Equity, Flexible Managed, Global, Government Income and Stock Index. The Government Money Market Portfolio of the Series Fund is currently available through VCA 11. This prospectus sets forth information that a prospective investor should know before investing in the Contracts.
Please read this prospectus before investing and keep it for future reference. To learn more about the Contracts, you may request the annual and semi-annual reports for MEDLEY Participants or the MEDLEY Statement of Additional Information (SAI), dated [_______], 2017. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The table of contents of the SAI appears on page 41 of this prospectus.
The SEC's web site (http://www.sec.gov) contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI or a Participant report or for Participant questions, call us at: 1-877-778-2100 or write us at: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The SAI, annual report and semi-annual report are also available at www.prudentialfunds.com.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Investments are subject to risk, including possible loss of principal. An investment in the contract is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency.
© 2017 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

3	GLOSSARY
3	SPECIAL TERMS
5	FEES & EXPENSES
5	FEE TABLES
6	EXAMPLES
8	SUMMARY
8	ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM
9	ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS
11	INVESTMENT PRACTICES
16	UNIT VALUE
16	HOW UNIT VALUE IS DETERMINED
17	MANAGEMENT
17	THE COMMITTEE
17	ADVISORY ARRANGEMENTS
19	CONTRACT CHARGES
19	SALES CHARGES & FEES
21	THE CONTRACT
21	INTRODUCTION
21	ACCUMULATION PERIOD
30	ANNUITY PERIOD
31	OTHER INFORMATION
33	ADDITIONAL INFORMATION
33	SALE & DISTRIBUTION
33	FEDERAL TAXATION
33	TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS
36	WITHHOLDING
37	DEATH BENEFITS
37	TAXES ON PRUDENTIAL
37	VOTING RIGHTS
37	LITIGATION
38	POLICIES OF THE VCA ACCOUNTS
40	OTHER INFORMATION
41	TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
42	FINANCIAL HIGHLIGHTS
42	INTRODUCTION
42	VCA 10 FINANCIAL HIGHLIGHTS
45	VCA 11 FINANCIAL HIGHLIGHTS
48	VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of .75)
50	VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of .20)

GLOSSARY
SPECIAL TERMS
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Accumulation Period: The period that begins with the Contract Date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.
Accumulation Account: An account used to calculate the value of your assets allocated to an investment option during the accumulation period. You have a separate ACCUMULATION ACCOUNT for each investment option.
Companion Contract: A fixed dollar group annuity contract issued by The Prudential Insurance Company of America (Prudential) under which contributions may be made for Participants in the MEDLEY Program.
Contract: The group variable annuity contract described in this prospectus.
Contract Date: The date Prudential receives the initial contribution on behalf of a Participant and all necessary paperwork is in good order. Contract anniversaries are measured from the Contract Date.
Contractholder: The employer, association or trust to which Prudential has issued a Contract.
Contributions: Payments made under the Contract for the benefit of a Participant.
Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third party pricing agent (if your plan is not serviced by Prudential), on a business day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the business day that Good Order is determined. Instructions received on a day that is not a business day or after the close of a business day will be deemed to have been received on the next business day.
Income Period: The period that begins when you start receiving income payments under a Contract.
Investment Options: The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11 (VCA 11) and The Prudential Variable Contract Account-24 (VCA 24).
Non-Qualified Combination Contract: A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.
Participant or you: The person for whose benefit contributions are made under a Contract.
Prudential or we: The Prudential Insurance Company of America.
Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential
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Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a business day or (2) after the close of a business day. In each such instance, a transaction received in Good Order will be deemed received on the next business day.
Qualified Combination Contract: A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.
Separate Account: Purchase payments allocated to an investment option available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11 and VCA 24 are each a separate account.
Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.
Unit and Unit Value: You are credited with units of the MEDLEY investment options you select (Units). Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to you.
4	The MEDLEYTM Program

FEES & EXPENSES
FEE TABLES
The following table describes the fees and expenses that you will pay when buying, owning and surrendering the VCA 10 Contract. For more information, see Contract Charges, later in the Prospectus.
VCA 10 Fee Table
Participant Transaction Expenses*
Sales Load Imposed on Purchases (as a percentage of contributions made)	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)	None
Exchange Fee	None
New Loan Application Fee	$100
Annual Contract Fee (maximum)	$30
Annual Loan Processing Charge (maximum)	$60
Annual Expenses (as a percentage of average net assets)
Mortality and Risk Expense Fees	None
Investment Management Fees	0.25%
Maximum Administrative Fees**	0.75%
Total Annual Expenses	1.00%
* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
** Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder's retirement arrangement, as reflected in the three classes of Units of VCA 10 that may be issued: Class I Units bear the maximum Administrative Fee of 0.75%, Class II Units bear an Administrative Fee of 0.25%. Class III Units bear an Administrative Fee of 0.20%.
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the VCA 11 or the 24 Contracts. The first table describes the fees and expenses that you will pay at the time you invest in the Contracts, surrender the Contracts, or transfer cash value between investment options. For more information, see Contract Charges, later in the Prospectus.
VCA 11 and VCA 24 Fee Table
Participant Transaction Expenses*
Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)	None
Exchange Fee	None
New Loan Application Fee	$100
* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
The next table describes the fees and expenses that you will pay periodically during the time that you own the VCA 11 or the 24 Contracts, not including fees and expenses of the Portfolios of the Series Fund.
VCA 11 and VCA 24 Fees
Annual Contract Fee (maximum)	$30
Annual Loan Processing Charge (maximum)	$60
Separate Account Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Fees	None
Administrative Fees*	0.75%
Total Separate Account Annual Expenses	0.75%
* Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder's retirement arrangement.
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The next item shows the minimum and maximum total operating expenses charged by the Portfolios of the Series Fund that you may pay periodically during the time that you invest in the Contract. More detail concerning each Portfolio of the Series Fund and each Portfolio's fees and expenses is set forth in the next section and in the prospectus for the Series Fund.
The Prudential Series Fund: Operating Expense Range
	Minimum	Maximum
Total Annual Portfolio Operating Expenses*	[_____]%	[_____]%
* Total Annual Portfolio Operating Expenses denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses.
Below is more detailed information regarding the expenses of the Portfolios of the Series Fund for the fiscal year ended December 31, 2016:
Expenses of the Series Fund Portfolios
	Conservative Balanced	Diversified Bond	Equity (Class I Shares)	Flexible Managed	Global	Gov't Income	Gov’t Money Market (Class I Shares)	Stock Index
Investment Management Fee	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%
Acquired Fund Fees and Expenses	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%
Other Expenses	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%
-Fee Waiver and/or Expense Reimbursement	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%	[_____]%
Total Annual Portfolio Operating Expenses	[_____]%	[_____]%	[_____]%		[_____]%		[_____]%
EXAMPLES
The following expense examples will help you compare the fees and expenses of the VCA 10, VCA 11 and VCA 24 Contracts with other variable annuity contracts. The examples are calculated based on the expenses listed in the tables appearing in the “Fee Tables” section of this prospectus. Actual expenses may be greater or less than those shown. For the VCA 11 and the VCA 24 Contracts, the examples assume the maximum fees and expenses for any of the available Portfolios of the Series Fund.
The expense examples assume that you invest $10,000 at the beginning of the period and that your investment returns 5% annually. The examples assume that, at the end of each indicated period, you surrender your Contract, or annuitize your Contract, or that you do not surrender your Contract. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
VCA 10 Example*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered:	$[_____]	$[_____]	$[_____]	$[_____]
If Contract Annuitized:	$[_____]	$[_____]	$[_____]	$[_____]
If Contract is Not Surrendered:	$[_____]	$[_____]	$[_____]	$[_____]
* The Annual Contract Fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate Annual Contract Fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.
VCA 11 and VCA 24 Examples*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered:	$[_____]	$[_____]	$[_____]	$[_____]
If Contract Annuitized:	$[_____]	$[_____]	$[_____]	$[_____]
If Contract is Not Surrendered:	$[_____]	$[_____]	$[_____]	$[_____]

6	The MEDLEYTM Program

If Contract Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$[_____]	$[_____]	$[_____]	$[_____]
Diversified Bond	$[_____]	$[_____]	$[_____]	$[_____]
Equity (Class I Shares)	$[_____]	$[_____]	$[_____]	$[_____]
Flexible Managed	$[_____]	$[_____]	$[_____]	$[_____]
Global	$[_____]	$[_____]	$[_____]	$[_____]
Government Income	$[_____]	$[_____]	$[_____]	$[_____]
Government Money Market	$[_____]	$[_____]	$[_____]	$[_____]
Stock Index	$[_____]	$[_____]	$[_____]	$[_____]

If Contract Annuitized or Not Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$[_____]	$[_____]	$[_____]	$[_____]
Diversified Bond	$[_____]	$[_____]	$[_____]	$[_____]
Equity (Class I Shares)	$[_____]	$[_____]	$[_____]	$[_____]
Flexible Managed	$[_____]	$[_____]	$[_____]	$[_____]
Global	$[_____]	$[_____]	$[_____]	$[_____]
Government Income	$[_____]	$[_____]	$[_____]	$[_____]
Government Money Market	$[_____]	$[_____]	$[_____]	$[_____]
Stock Index	$[_____]	$[_____]	$[_____]	$[_____]
* The annual contract fee is reflected in the above examples upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each investment option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.
The Financial Highlights and Accumulation Unit Value Tables appear at the end of this prospectus.
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SUMMARY
ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM
The Contracts
Five of the six group variable annuity contracts that make up the MEDLEY Program are described in this prospectus. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes. The Contracts, like all deferred annuity contracts, have two phases—an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase—the income period—occurs when you begin receiving regular payments from your Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.
The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b) or 457 of the Internal Revenue Code or a non-qualified retirement arrangement. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is a “Participant.”
The MEDLEY Program
The following six group annuity contracts make up the MEDLEY Program:
■	VCA 10 Contract—which provides for contributions to be invested in VCA 10.
■	VCA 11 Contract—which provides for contributions to be invested in the Government Money Market Portfolio of the Series Fund.
■	VCA 24 Contract—which provides for contributions to be invested in one or more of the Portfolios of the Series Fund.
■	Qualified Combination Contract—is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
■	Non-Qualified Combination Contract—is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
■	Companion Contract—is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)
Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder's selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11 and/or VCA 24. You may also change how the contributions are allocated, usually by notifying Prudential at the address shown on the cover of this prospectus. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contract will fluctuate with its investment performance. Performance information is provided in the SAI. Remember, past performance is not a guarantee of future results.
Contributions
Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. All contributions may be allocated among the investment options available to you under your Contract. Checks should be made payable to The Prudential Insurance Company of America.
Charges
No sales charge is deducted when a contribution is made. An annual account charge may be made. The annual account charge will not exceed $30 in any calendar year and will be divided up among your investment options.
8	The MEDLEYTM Program

VCA 10 is subject to fees for investment management and administration services. VCA 11 and VCA 24 are each subject to an administration fee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will have the effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation period of your Contract. There are no mortality and expense risk fees under the Contracts.
Withdrawals & Transfers
As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.
All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
All written withdrawal requests and death benefit claims relating to a Participant's interest in VCA 10, VCA 11 or VCA 24 must be made in one of the following ways:
■	by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789 or
■	by fax to Prudential Retirement, Attn: Client Services at (866) 439-8602.
In order to process a withdrawal request or death benefit claim, it must be submitted to Prudential in Good Order.
In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.
Transaction requests (including death benefit claims) received directly by Prudential in Good Order on a given business day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that business day.
Note: Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that it will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can Prudential provide any assurances as to the delivery of transaction instructions submitted by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which Prudential will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS
Prudential
Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Prudential's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.
Prudential is responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential's financial statements are included in the SAI.
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Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. Its main offices are located at 655 Broad Street, Newark, NJ 07102.
The Investment Options & the Series Fund
VCA 10 and VCA 11 were created on March 1, 1982 and VCA 24 was created on April 29, 1987. Each is a separate account of Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.
VCA 10 is registered with the SEC as open-end, diversified management investment company. Each of VCA 11 and VCA 24 is registered with the SEC as unit investment trusts, which are another type of investment company.
If VCA 11 is available under your Program,you may invest in the Government Money Market Portfolio of the Series Fund. If VCA 24 is available under your Program, you may invest in one or more of the portfolios of the Series Fund. Like VCA 10, the Series Fund is registered with the SEC as an open-end, diversified management investment company. Shares of the Series Fund are sold at their net asset value to separate accounts (including VCA 11 and VCA 24) established by Prudential and certain other insurers that offer variable life and variable annuity contracts.
Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, Prudential and the Series Fund Board of Trustees monitor events in order to identify any material conflicts.
10	The MEDLEYTM Program

INVESTMENT PRACTICES
Investment Objectives & Policies
Investment Practices
Before making your allocation decision, you should carefully review the investment objectives and policies of each of your investment options. VCA 10, VCA 11 and the available Series Fund portfolios have different goals and strategies which may affect the level of risk and return of your investment. There is no guarantee that VCA 10, VCA 11 or any of the Series Fund portfolios will meet their objectives.
Investment Objectives & Policies: VCA 10
VCA 10's investment objective is long-term growth of capital. VCA 10 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. VCA 10 may also invest in preferred stocks, warrants and bonds that can be converted into a company's common stock or other equity security.
Equity securities are subject to equity risk and market risk. Equity risk is the risk that the value of a particular stock or other equity-related security owned by VCA 10 could fluctuate, perhaps greatly, in response to a number of factors such as changes in the issuer’s financial condition or the value of the equity markets or a sector of the markets. Such events may result in losses to VCA 10. In addition, equity investments are subject to market risk, the risk that the markets in which VCA 10 invests may experience volatility and go down in value, possibly sharply and unpredictably. VCA 10's holdings can vary from broad market indexes, and the performance of VCA 10 can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated “investment grade.” (This means major rating services, like Standard & Poor's Ratings Group or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. Investment in debt instruments involves a variety of risks, including the risk that an issuer or guarantor of the instrument will be unable to pay obligations when due (credit risk); the risk that VCA 10 may be unable to sell some or all of the instruments it holds, either at the price it values the instrument or at any price (liquidity risk); and the risk that the rates of interest income generated by the instruments may decline due to a decrease in market interest rates and that the market prices of the instruments may decline due to an increase in market interest rates (interest rate risk).
VCA 10 may also invest in foreign securities traded on U.S. exchanges and markets, including common stocks, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and similar receipts or shares. ADRs and ADSs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. Although not a principal strategy, VCA 10 may also invest in other foreign securities, including foreign securities traded on foreign exchanges or markets. VCA 10’s investment in foreign securities is limited to a maximum of 30% of its total assets.
Investment in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by VCA 10; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S markets, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxations and limitations on repatriating investment proceeds. ADRs and ADSs may be subject to fewer risks than direct investments in foreign securities because they may be traded on more liquid markets and the companies are usually subject to financial reporting standards similar to those applicable to U.S. companies.
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VCA 10 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 10 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position or that a hedging transaction will reduce risk or be cost effective. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day—once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.
We may also purchase and sell futures contracts on foreign currencies or groups of foreign currencies.
In addition to futures contracts, VCA 10 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 10 will only invest in covered options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.
Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 10 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 10 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 10—as a covered call option writer—is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.
VCA 10 may invest in securities backed by real estate or shares of real estate investment trusts—called REITs—that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not—such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.
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From time to time, VCA 10 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short—possibly overnight or a few days—though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collateralized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 10 may enter into joint repurchase transactions with other Prudential investment companies.
VCA 10 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 10 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 10 often continues to receive principal and interest payments on the security that it “sold.” Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 10 and, for this reason, has some characteristics of borrowing.
Dollar rolls occur when VCA 10 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 10 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.”
Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 10 may decline below the price of the securities VCA 10 has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 10's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 10's obligation to repurchase the securities.
From time to time, VCA 10 may purchase or sell securities on a when-issued or delayed delivery basis—that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.
VCA 10 may also enter into short sales against the box. In this type of short sale, VCA 10 owns the security sold (or one convertible into it), but borrows the stock for the actual sale.
VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 10's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is the risk that the counterparty will be unable to honor its financial obligations to VCA 10. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
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VCA 10 may also use forward foreign currency exchange contracts. VCA 10's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
VCA 10 may lend its portfolio securities.
VCA 10 may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 10's net asset value. The 15% limit is applied as of the date VCA 10 purchases an illiquid security. It is possible that VCA 10's holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions. An investment in illiquid securities may reduce the returns of VCA 10, because it may be unable to sell the illiquid securities at an advantageous time or price. VCA 10 may have difficulty determining the value of such securities, and no assurance can be given that the fair value prices accurately reflect the value of the security.
There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 10 could lose value, and you could lose money.
More information about some of the investment techniques described above is provided in the SAI.
The Series Fund Portfolios
We list below the investment objectives of the seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts, as well as the investment objective of the Government Money Market Portfolio, which is currently available for investment only through VCA 11.
Conservative Balanced Portfolio. A total investment return consistent with a conservatively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and common stocks.
Diversified Bond Portfolio. A high level of income over a longer term while providing reasonable safety of capital. To achieve this objective, we invest primarily in higher-grade debt obligations and high-quality money market investments.
Equity Portfolio. Capital appreciation. To achieve this objective, we invest primarily in common stocks of major established corporations as well as smaller companies, that appear to offer attractive prospects of price appreciation.
Flexible Managed Portfolio. A high total return consistent with an aggressively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and equity securities.
Global Portfolio. Long-term growth of capital. To achieve this objective, we invest primarily in common stocks (or their equivalents) of foreign and U.S. companies.
Government Income Portfolio. A high level of income over the long term consistent with the preservation of capital. To achieve this objective, we invest primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established by the U.S. Government.
Government Money Market Portfolio. The investment objective of the Portfolio is the maximum current income that is consistent with the stability of capital and the maintenance of liquidity.
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Stock Index Portfolio. Investment results that generally correspond to the performance of publicly traded common stocks. To achieve this objective, we attempt to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.
The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed income securities, which are also referred to as “junk” bonds. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.
The investment policies, restrictions and risks associated with each of these portfolios of the Series Fund are described in the accompanying prospectus for the Series Fund. Certain restrictions are set forth in the Series Fund's SAI.
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UNIT VALUE
HOW UNIT VALUE IS DETERMINED
To keep track of investment results, each Participant is credited with Units in the investment options he or she has selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to the Participant. The procedures for computing the net asset value for shares of the Series Fund are described in the accompanying Series Fund prospectus.
The Unit Value for VCA 10 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange's regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 10 does not price its Unit Values on days when the NYSE is closed but the primary markets for VCA 10's foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 10 will ordinarily price its Unit Value on days the NYSE is open but foreign securities markets are closed. VCA 10 will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its Unit Value as of 4:00 p.m., if the particular disruption directly affects only the NYSE.
Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
Debt securities—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded, which is generally15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Securities for which no market quotations are available will be valued at fair value under the direction of a committee of VCA 10 (the VCA 10 Committee). VCA 10 also may use fair value pricing if it determines that a market quotation is not reliable. Securities subject to fair value pricing may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into debt and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that VCA 10 believes were priced incorrectly. A significant event is an event, such as a political or market event that has caused a market quotation to no longer reflect the value at the time that the unit value of VCA 10 is determined. The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that VCA 10 could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which VCA 10 determines its unit value.
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MANAGEMENT
THE COMMITTEE
The VCA 10 Committee—similar to a board of directors—provides general supervision. A majority of the members of the VCA 10 Committee are not “interested persons” of Prudential Financial or its affiliates, as defined by the Investment Company Act. Information about the Series Fund's Board of Trustees is provided in the accompanying prospectus for the Series Fund and in the Series Fund SAI.
ADVISORY ARRANGEMENTS
Prudential Investments LLC (PI) serves as investment manager to VCA 10. PI is located at 655 Broad Street, Newark, New Jersey 07102. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2016, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $254.1 billion.
Under a management agreement with VCA 10, PI manages VCA 10's investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.25% of the average daily net assets of VCA 10. Under the management agreement with VCA 10, PI is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of VCA 10. PI, not VCA 10, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, VCA 10 may add or change a subadviser, or change the agreement with a subadviser, if PI and the VCA 10 Committee conclude that doing so is in the best interests of VCA 10 Contractowners and Participants. VCA 10 can make these changes without Contractowner/Participant approval, but will notify Contractowners/Participants investing in VCA 10 of any such change.
VCA 10's current subadviser is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary located at 466 Lexington Avenue, New York, New York 10017. PI pays Jennison a subadvisory fee equal to 0.20% annually of the average daily net assets under Jennison's management.
Jennison may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.
Spiros “Sig” Segalas and Warren N. Koontz, Jr. are the portfolio managers of VCA 10 and have day-to-day management responsibility over all aspects of VCA 10's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Spiros “Sig” Segalas is a founding member of Jennison and is currently Director, President and Chief Investment Officer of Jennison. He is also co-manager of the Prudential Jennison Blend Fund, Prudential Jennison Growth Fund, Prudential Jennison 20/20 Focus Fund, and the Prudential Jennison Select Growth Fund. Mr. Segalas was recognized as a “Manager of the Decade” in 2000 by Mutual Fund magazine. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund, The Supplemental Equity Fund, for the bank’s institutional clients. He was also appointed to the bank’s investment policy group. Mr. Segalas received a BA from Princeton University, after which he served as an officer in the US Navy. He also spent some time in the shipping and construction industries before joining Bankers Trust.
Warren N. Koontz, Jr., CFA, is a Managing Director, Portfolio Manager, and Head of Large-Cap Value Equity for Jennison. Mr. Koontz joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for diversified and concentrated value strategies. Prior to joining Loomis Sayles in 1995, Mr. Koontz was a senior portfolio manager at Comerica Bank. He also worked for three years as chief
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investment officer for The Jeffrey Company, a private investment firm. He began his investment career in 1984 at the Public Employees’ Retirement System of Ohio as a securities analyst and later became an assistant investment officer. Mr. Koontz earned his BS in finance and MBA from The Ohio State University. He is also a Chartered Financial Analyst.
Messrs. Segalas and Koontz are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
The SAI provides additional information about Messrs. Segalas and Koontz’s compensation, other accounts that they manage, and their ownership of VCA 10 securities.
A discussion of the factors considered by the VCA 10 Committee in re-approving the advisory agreements for VCA 10 appears in the most recent semi-annual report for VCA 10.
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CONTRACT CHARGES
SALES CHARGES & FEES
Deferred Sales Charge
A deferred sales charge may be imposed if contributions are withdrawn within seven years after you begin participation in the MEDLEY Program. The amount of the deferred sales charge depends on the number of years you have been participating in the MEDLEY Program, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Such participation in the MEDLEY Program ends on the date when the Participant account under the Contract is cancelled. Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions. The maximum deferred sales charges that may be imposed are as follows:
Up to 1 Year: 7%
1 Year up to 2 Years: 6%
2 Years up to 3 Years: 5%
3 Years up to 4 Years: 4%
4 Years up to 5 Years: 3%
5 Years up to 6 Years: 2%
6 Years up to 7 Years: 1%
7 Years and After: 0%
Note: Effective as of October 1, 2009, Prudential has waived all deferred sales charges. As a result, no deferred sales charge will be imposed upon withdrawal of contributions during Years 1 through 7.
Annual Account Fee
Every year, you may be charged an account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made.
If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made—in which case, the full account fee will be charged.
The total annual account charge with respect to all of a Participant's accounts will not be greater than $30. The charge will first be made against a Participant's account under a fixed-dollar Companion Contract or fixed rate option of a Qualified Combination Contract or Non-Qualified Combination Contract (each, a Combination Contract). If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the charge, the charge will be made against the Participant's account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the charge, the charge will then be made against the Participant's VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA 24.
Charge for Administrative Expense and Investment Management Services
Like many other variable annuity contracts, VCA 10 is subject to fees for investment management and administration services. These fees are deducted directly from the assets of VCA 10 but will have the effect of decreasing their investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.
VCA 10 is charged an annual investment management fee of 0.25% of its average daily net assets.
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In addition, VCA 10 is also charged a maximum annual administration fee of 0.75% of its average daily net assets. Prudential may impose a reduced administrative fee where warranted by economies of scale and the expense characteristics of the contractholder's retirement arrangement. The applicable administrative fee is determined by the class of Units that are issued: Class I Units bear the maximum administrative fee of 0.75%. Class II Units bear an administrative fee of 0.25%. Class III Units bear an administrative fee of 0.20%.
VCA 11 and VCA 24 are each subject to a maximum annual administrative fee of 0.75% of their average daily net assets. Although VCA 11 and VCA 24 themselves do not pay an investment management fee, the Series Fund Portfolios do as follows:
The Series Fund: Effective Investment Management Fees (paid during 2016)
Portfolio	Investment Management Fee
Conservative Balanced	[_____]%
Diversified Bond	[_____]%
Equity (Class I Shares)	[_____]%
Flexible Managed	[_____]%
Global	[_____]%
Government Income	[_____]%
Government Money Market	[_____]%
Stock Index	[_____]%
Other expenses incurred by the Series Fund portfolios include printing costs, legal and accounting expenses, and the fees of the Series Fund's custodian and transfer agent. More information about these expenses is included in the accompanying Series Fund prospectus.
Loan Charges
Loans under the Contract involve fees, including an application fee of up to $100 and an annual processing charge of up to $60. Loans also include interest payment and other requirements. For more information, see Loan Program later in the Prospectus.
Modification of Charges
Under certain of the Contracts, Prudential may impose lower account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party.
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THE CONTRACT
INTRODUCTION
The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually—although not always—have the rights under the Contract described in this prospectus.
You should check the provisions of your employer's plan or any agreements with your employer to see if there are any limitations on your Contract rights. For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.
ACCUMULATION PERIOD
Contributions
In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500.
You decide how contributions made on your behalf will be allocated among the investment options available under your Contract. You can change this allocation by simply notifying us at the address shown on the cover of this prospectus—or if some other organization provides the recordkeeping services under your Contract, by contacting them; or by calling Prudential Retirement at 1-877-778-2100, or on-line at www.prudential.com/online/retirement.
When a contribution is made, 100% of it is invested in the investment option you have chosen. You are credited with Units which are determined by dividing the amount of the contribution by the Unit Value for that investment option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your investment option. Units will be redeemed as necessary to pay your annual account charge.
The first contribution made on your behalf will be invested within two business days after it has been received by us if we received all the necessary enrollment information. If the Contractholder submits an initial contribution for you and the enrollment form is not in order, we will place the contribution into one of two options until the paperwork is complete. The two options are:
■	If the Contractholder has purchased only MEDLEY Contracts or a MEDLEY Contract together with either a group variable annuity contract issued through The Prudential Variable Contract Account-2 or unaffiliated mutual funds, then the initial contribution will be invested in VCA 11.
■	If the Contractholder has purchase MEDLEY contracts as well as shares of a money market fund, the initial contribution will be invested in that money market fund.
In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the money market shares. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.
Unit Value
Unit Values are determined each business day by multiplying the previous day's Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and administrative fees. The gross change factor for VCA 10, VCA 11 and VCA 24 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets.
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Withdrawal of Contributions
Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Internal Revenue Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1⁄2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.
Retirement arrangements that are not covered by Sections 401(a)or 403(b)of the Internal Revenue Code are subject to different limitations. For example, Section 457 Plans usually allow withdrawals only when the Participant reaches 70 1⁄2 years of age, no longer works for his or her employer or for unforeseeable emergencies.
Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.
Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under your contract.
Spousal Consent Rules for Retirement Plans—Qualified Contracts
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans, Money Purchase Pension Plans, Defined Contribution Plans (including 401(k) plans) and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law generally requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Depending on the design of your plan, less stringent spousal consent rules may apply.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.
Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.
22	The MEDLEYTM Program

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.
Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.
Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.
Systematic Withdrawal Plan
If you are at least 59 1⁄2 years old, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.
Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your investment option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form which we will provide to you on request.
Applicability of Deferred Sales Charge. No deferred sales charge is imposed on withdrawals made under the Systematic Withdrawal Plan. However, we reserve the right to impose a charge if you participate in the Systematic Withdrawal Plan for less than three years. A Participant in the Systematic Withdrawal Plan who is over 59 1⁄2 may make one additional withdrawal during each calendar year in an amount that does not exceed 10% of the aggregate value of his or her Units. This withdrawal will not be subject to any deferred sales charge. (Different procedures may apply if Prudential is not the recordkeeper for your Contract.)
Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.
Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:
■	First, VCA 11 Units,
■	Next VCA 10 Units,
■	Next, Units in the Equity Portfolio of the Series Fund,
■	Next, Units in the Diversified Bond Portfolio of the Series Fund,
■	Next, Units in the Conservative Balanced Portfolio of the Series Fund,
■	Next, Units in the Flexible Managed Portfolio of the Series Fund,
■	Next, Units in the Stock Index Portfolio of the Series Fund,
■	Next, Units in the Government Income Portfolio of the Series Fund, and
■	Next, Units in the Global Portfolio of the Series Fund.
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Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.
Death Benefits
In the event a Participant dies before the income period under a Contract, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units on the day we receive the claim in good order, less the annual account fee.
Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as an annuity, or a combination of the three, subject to the required minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If you do not make an election, your beneficiary may choose from these same four options within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a one-sum cash payment equal to the aggregate value of the Participant's Units less the annual account fee.
Required Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum cash payment by redeeming all of your Units in one or more of the investment options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.
ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may consent to waive the benefit. The consent must be in a writing, acknowledge the effect of waiving the coverage, contain the signatures of both the Participant and the spouse and be notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.
Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.
Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.
Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.
Discontinuance of Contributions
A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose—just as if contributions were still being made on your behalf. But if contributions are discontinued for a
24	The MEDLEYTM Program

certain length of time (24 months in certain states, 36 in others) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units—less the annual account charge—as of the date of cancellation.
We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days' notice to the Contractholder. (Some Contracts require 90 days' advance notice.)
Transfer Payments
Under most of the Contracts, you can transfer all or some of your Units from one investment option to another. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.
Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the investment option you have selected. The value of the Units redeemed and of the Units in the new investment option will be determined by dividing the amount transferred by the Unit Value for that day for the respective investment option.
Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential.
Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the investment options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section 403(b)of the Internal Revenue Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder's request. A Participant may then choose to keep his or her Units in the MEDLEY investment options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY investment options.
If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Internal Revenue Code, Prudential has the right to transfer Participants' Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.
Requests, Consents and Notices
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.
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For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and you will be asked to provide your personal identification number or other identifying information. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.
During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.
Some states may not allow these privileges.
Prudential Mutual Funds
We may offer certain Prudential mutual funds as an alternative investment vehicle for existing MEDLEY Contractholders. These funds are managed by PI. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.
Exchanges. Prudential may also permit Participants to exchange some or all of their MEDLEY Units for shares of the Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do have the same features—such as a minimum death benefit—as the MEDLEY Contracts.
Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.
Annual Account Fee. If a Participant exchanges all of his or her MEDLEY Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant's mutual fund account.
Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant's current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, exchanges from a MEDLEY account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.
Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit exchanges from a MEDLEY Contract to a Prudential mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.
Loan Program
The loans described in this section are generally available to Participants in 401(a) and 403(b) Programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.
For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the Loan Program comply with all Contract qualification requirements including the ERISA regulations.
26	The MEDLEYTM Program

The loans described in this section (which involve the variable investment options) work as follows:
A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this Loan Program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the account balance used for security on the loan. The term “Participant” for purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan, including a Participant whose employment with a Plan Sponsor has ended.
Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application (“Application”) to Prudential that has been signed by the Participant and Prudential must approve the loan.
If permitted under the Contract, Automated Loans (Loans Requested Via Telephone or Internet)—An active Participant may apply for a loan by submitting an Application, in a form prescribed by Prudential and consistent with the terms of this Loan Program, to Prudential by authorized electronic means. The date and time of receipt will be appropriately recorded. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
An Application fee of up to $100 for The MEDLEY Program will be charged to participants for each new loan and it is not refundable. In addition, there is an annual processing charge of up to $60 for The MEDLEY Program that will be deducted from a participant's account.
Availability of Participant Loans. If permitted under the terms of the Contract, Participant loans must be made available to Participants in a reasonably equivalent manner. Prudential may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest). A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant's former employer.
Reasonable Rate of Interest. A Participant must be charged a reasonable rate of interest for any loan he/she receives. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances. The Contract will prescribe a means of establishing a reasonable interest rate, which has been determined to approximate a commercially reasonable rate for the Participant loans. The interest rate on participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. These rights will only apply to a loan issued after the change(s) takes effect.
Adequate Security. All Participant loans must be adequately secured. The Participant's vested account balance shall be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant's vested account balance, determined immediately after the origination of each loan.
Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan generally must be payable within a period not exceeding five (5) years from the date the Participant receives the loan from the plan. If permitted by the Contract, Loan repayments may be made by a deduction from each payroll following issuance of the loan. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. The Employer intends to remit repayments by payroll deduction substantially on the 45th calendar day from
27

the loan issuance date. Should loan repayments not be possible from payroll, payments will be due directly from the participant by check or similar payment method. Should a participant not be expected to be able to use payroll repayment or to return promptly to payroll payment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan with interest in full in substantially equal payments over the remaining original period of the loan.
Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due but less than the total outstanding balance must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.
Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant's return to employment (or after the end of the 12-month period, if earlier), the Participant's outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by whichever of the following dates comes first: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave, in accordance with Code §414(u)(4). Upon the Participant's return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant's military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant's military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:
■	$50,000 (reduced by the excess, if any, of the Participant's highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant's outstanding balance of loans from the plan as of the date such loan is made), or
■	One-half ( 1⁄2) of the Participant's vested account balance, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date.
The minimum loan amount is as specified in the Contract, or if not specified, $1,000 as determined by Prudential and permitted under 29 CFR §2550.408b-1(b)(2). For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower's default and pursuant to Treas. Reg. §1.72(p)-1, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitations under this Section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant's interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as loan under this Section. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participant's, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution.
28	The MEDLEYTM Program

Only one outstanding loan is allowed per Participant.
A Participant may not renegotiate a loan.
Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution. Unless requested otherwise on the Participant's loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the Trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, Loan repayments will be invested according to the participant's investment allocation for current contributions unless otherwise elected by the participant.
Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant's control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:
■	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);
■	Death of the participant;
■	Failure to pay on time any other or future debts to the plan;
■	Any statement or representation by the participant in connection with the loan which is false or incomplete in any material respect;
■	Failure of the participant to comply with any of the terms of this Note and other Loan Documentation;
A Participant will be considered to be in default with respect to a loan if any scheduled repayment with respect to such loan is not made by the end of the grace period or no later than calendar quarter following the calendar quarter in which the missed payment was due.
If a Participant defaults on a Participant loan, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. The plan may not offset the Participant's account balance until the Participant is otherwise entitled to an immediate distribution of the portion of the account balance that will be offset and such amount being offset is available as security on the loan,. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.
Pending the offset of a Participant's account balance following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001:
■	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.
■	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.
The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.
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Loan Repayments may continue beyond termination of employment. However, if permitted under the terms of the plan, a loan will also default when the Participant who has terminated employment, and continued the loan, first takes a distribution of any portion of the Account Value,
A participant may not request a direct rollover of the loan note.
Modified Procedures. Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper.
ANNUITY PERIOD
Electing the Annuity Date and the Form of Annuity
If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you.
The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.
Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase a fixed-dollar annuity under the MEDLEY Program become part of Prudential's general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential's general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act of 1933 (the Securities Act) nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities or Investment Company Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding this annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Available Forms of Annuity
Option 1—Life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made—60, 120, 180 or 240 months—so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.
Option 2—Annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.
Option 3—Joint and survivor annuity with payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime.
When you purchase this type of annuity you will be asked to:
30	The MEDLEYTM Program

■	specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain) and
■	set the percentage of the monthly payment—for example, 33% or 66% or even 100%—you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.
If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.
Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity are available under the Contracts.
Purchasing the Annuity
Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in Good Order and you will receive your first annuity payment within one month after that. If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January 1 of any year. The remainder—less any applicable taxes on annuity considerations—will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.) The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.
Schedule of Variable Annuity Purchase Rates. The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.
Deductions for Taxes on Annuity Considerations. Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.
OTHER INFORMATION
Assignment
The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.
Changes in the Contracts
We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.
Some Contracts also provide that after they have been in effect for five years, Prudential may change:
■	the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses,
■	the minimum contribution amount, and
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■	the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).
These changes would apply to all of your contributions, regardless of when they were made.
Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.
If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.
We reserve the right to operate each of VCA 11 and VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this, however, under current law we would have to obtain the SEC's permission and notify the Contractholders. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Reports
At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these investment options. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.
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ADDITIONAL INFORMATION
SALE & DISTRIBUTION
Prudential Investment Management Services LLC (PIMS), 655 Broad Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.
With respect to certain defined contribution plans investing in MEDLEY, Teachers Insurance and Annuity Association of America (TIAA) serves as plan recordkeeper, pursuant to a services agreement with Prudential. Under that agreement, TIAA among other things serves as Prudential’s agent with respect to the pricing of participant transactions in the MEDLEY Separate Accounts. Specifically, a participant transaction received in Good Order by TIAA prior to the close of the NYSE on a given business day will be treated as having been received by Prudential on that business day (and thus will be priced that business day). If TIAA provides services to your plan, further information with respect to TIAA’s procedures can be obtained by contacting TIAA directly.
FEDERAL TAXATION
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The summary that follows includes a description of certain spousal rights under the contract and our administration of such spousal rights and related tax reporting. Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS
The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Internal Revenue Code Section 403(b)(Section403(b)plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.
The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Internal Revenue Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or
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otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” below, which may be applicable in certain circumstances.
Contributions
In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 403(b) or Roth 457 account, if offered by your employer, or contributions to a Roth IRA are not deductible.
Earnings
Under the retirement programs with which the Contracts may be used, federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.
Distribution or Withdrawal
When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 10-year income averaging rule, which may be available to individuals born prior to January 1, 1936. Qualified distributions from a Roth 403(b) account, Roth 457 account or Roth IRA are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account, Roth 457 account or Roth IRA are never subject to federal income tax.
Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. The restrictions are discussed in the “Taxes on Withdrawals and Surrender” section below. Participants contemplating a withdrawal should consult a qualified tax adviser.
Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1⁄2 or (2) you retire. The following exceptions apply:
■	For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date. However, amounts accruing under a Section 403(b) plan on or before December 31, 1986 may be required to be distributed by a certain age under other federal tax rules.
■	For IRAs or if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April1 of the calendar year following the year you attain age 70 1⁄2. Roth IRAs are not subject to required minimum distribution rules during the owner’s lifetime.
Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS proposed regulations.
Distributions to beneficiaries are also subject to required minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December 31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the required minimum distribution rules may also be satisfied by the distribution of
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your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death. Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Special rules apply where your spouse is your designated beneficiary.
If you or your beneficiary does not meet the required minimum distribution requirements, an excise tax applies.
Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements
Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
In addition, in order to comply with the regulations, we will only process certain transactions (e.g, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.
Non-qualified Arrangements Using the Contracts
Taxes Payable by Participants. Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your investment options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
Taxes on Withdrawals and Surrender. Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.
If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.
If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.
Taxes on Annuity Payments. A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.
After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.
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Penalty Taxes on Withdrawals and Annuity Payments. Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:
■	the amount is paid on or after you attain age 59 1⁄2 or die;
■	the amount received is attributable to your becoming disabled, as defined under federal tax law;
■	the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; or
■	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).
If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1⁄2 (or before the end of the five year period beginning with the first payment and ending after age 59 1⁄2, if later), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.Taxes Payable by Beneficiaries
Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution requirements apply upon death of a Participant as discussed further below.Required Distributions Upon Death of Participant
Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.
■	If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
■	If the Participant dies before the annuity date, the entire interest in the Contract must be distributed by December 31 of the year including the five year anniversary of the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin by December 31 of the year following the year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.
■	If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.
Entity Owners
Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.
WITHHOLDING
Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.
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In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distributions.
Amounts that are received under a Contract used in connection with a nongovernmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
DEATH BENEFITS
In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
TAXES ON PRUDENTIAL
VCA 10, VCA 11, and VCA 24 are not considered separate taxpayers for purposes of the Internal Revenue Code. The earnings of these accounts are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contracts periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.
VOTING RIGHTS
VCA 10 may call meetings of its Participants, just like other mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote. Under some plans, the Contractholder has the right to vote. With respect to VCA 11 and VCA 24, Prudential votes shares of the Series Fund on behalf of the VCA 11 and the VCA 24 Participants/Contractholders, as those Participants/Contractholders direct.
Meetings are not necessarily held every year. VCA 10 meetings may be called for such purposes as to elect VCA 10 Committee Members, vote on amendments to investment management for such purposes as agreements, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10, a meeting to elect VCA 10 Committee Members must be held if less than a majority of the Members of the VCA 10 Committee have been elected by Participants/Contractholders.
Prudential votes on behalf of the VCA 11 and the VCA 24 Participants/Contractholders on matters relating to the Series Fund. Participants/Contractholders can direct how Prudential will vote for them.
As a VCA 10 Participant/Contractholder, you are entitled to the number of votes that corresponds to the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 10, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential's votes will be cast in the same proportion that the other Participants/Contractholders vote—for example, if 25% of those who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.
LITIGATION
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations
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and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Prudential establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2016, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Prudential reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the ability of Prudential to meet its obligations under the Contracts.
POLICIES OF THE VCA ACCOUNTS
Disclosure of Portfolio Holdings
A description of the policies and procedures of VCA 10 with respect to the disclosure of portfolio securities is described in the Statement of Additional Information.
Frequent Trading Policy of VCA 11 and VCA 24
The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers. We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria.
In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
■	Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.
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■	Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder's adoption of Prudential's Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.
■	Action by an Underlying Fund. The Series Fund portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Frequent Trading Policy of VCA 10
VCA 10 seeks to prevent patterns of frequent purchases and redemptions of VCA 10 Units by Contractholders and Participants. Frequent purchases and sales of VCA 10 Units may adversely affect VCA 10 performance and the interests of long-term investors. When a Contractholder or Participant engages in frequent or short-term trading, VCA 10 may have to sell portfolio securities to have the cash necessary to redeem Units. This can happen when it is not advantageous to sell any securities, so VCA 10's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because VCA 10 cannot predict how much cash it will have to invest. In addition, if VCA 10 is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, VCA 10 may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain Contractholders and Participants may cause dilution in the value of Units held by other Contractholders and Participants. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder
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engaging in frequent trading to exploit fund share or unit prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share or unit price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor's frequent trading strategy.
VCA 10 does not knowingly accommodate or permit frequent trading, and the VCA 10 Committee has adopted policies and procedures designed to discourage or prevent frequent trading activities by Contractholders and Participants.
Trading in VCA 10 is subject to the procedures, warnings and restrictions outlined in the previous section for VCA 24. Therefore, under the Contracts, trading by Contractholders and Participants in VCA 24 investment options and VCA 10 are subject to the same overall restrictions on frequent trading.
Contractholders and Participants seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of VCA 10 to prevent such trading, there is no guarantee that VCA 10 or Prudential will be able to identify these Contractholders and Participants or curtail their trading practices. VCA 10 does not have any arrangements intended to permit trading of its Units in contravention of the policies described above.
Service Providers
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act. The entities engaged by us may change over time. As of December 31, 2016, non-affiliated entities that could be deemed service providers to separate accounts funding the Contracts consisted of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 10th floor 2 Quad Building, Cardinal Rosales Avenue, corner Sumilon Road, Cebu Business Park, Cebu City 6000 Philippines; RR Donnelley Inc. (printing semi-annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster PA 17602; State Street Bank—Kansas City (custodian and fund accountant) located at 801 Pennsylvania, Kansas City, MO 64105; Tata Consultancy Services Ltd. (administrative processing), located at Block B-3, Nirlon Knowledge Park, Off Western Express Highway Goregaon (E) Mumbai Maharashtra 400063. With respect to certain retirement plans, Fidelity Investments Institutional Operations Company, Inc. and Fidelity Brokerage Services LLC (collectively, “Fidelity”), located at 245 Summer Street, Boston MA 02210 and Teachers Insurance and Annuity Association of America on its own behalf and on behalf of its affiliate TIAA-CREF Individual & Institutional Services, LLC (“TC Services”) located at 8500 Andrew Carnegie Boulevard, Charlotte NC 28262, serve as agents of Prudential for purposes of accepting orders and also performs certain other services as agents of Prudential.
OTHER INFORMATION
Registration statements under the Securities Act have been filed with the SEC with respect to the Contracts. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.
For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.
A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100.
40	The MEDLEYTM Program

TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
Table of Contents—Statement of Additional Information

Investment Management & Administration of VCA 10, VCA 11 and VCA 24	3
Management & Advisory Arrangements	3
Fundamental Investment Restrictions Adopted by VCA 10	12
Non-Fundamental Investment Restrictions adopted by VCA 10	13
Investment Restrictions Imposed by State Law	14
Additional Information About Financial Futures Contracts	15
Additional Information About Options	15
Forward Foreign Currency Exchange Contracts	19
Interest Rate Swap Transactions	19
Loans of Portfolio Securities	20
Portfolio Turnover Rate	20
Portfolio Brokerage and Related Practices	21
Custody of Securities	22

The VCA 10 Committee and Officers	24
Management of VCA 10	24

Policies of VCA 10	33
Proxy Voting & Recordkeeping	33
Disclosure of Portfolio Holdings	37

Information About Prudential	39
Executive Officers and Directors of The Prudential Insurance Company of America	39

Sale of Group Variable Annuity Contracts	43
Information About Contract Sales	43

Financial Statements	44
Financial Statements of VCA 10, VCA 11, VCA 24 and The Prudential Insurance Company of America	44
41

FINANCIAL HIGHLIGHTS
INTRODUCTION
The following financial highlights for the years ended December 31, 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008 and 2007 were derived from financial statements audited by [_______], independent registered public accounting firm, whose reports on those financial statements were unqualified. The information set out below should be read together with the financial statements and related notes that also appear in the Annual Reports for VCA 10 and VCA 11, which is available, at no charge, as described on the back cover of this prospectus.
VCA 10 FINANCIAL HIGHLIGHTS
Income and Capital Changes Per Accumulation Unit* (For an Accumulation Unit outstanding throughout the period)
	Year Ended December 31, 2015			Year Ended December 31, 2014
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ 0.2397	$ 0.2631	$ 0.2637	$ .1871	$ .2046	$ .2049
Expenses
Investment management fee	(0.0384)	(0.0422)	(0.0423)	(.0362)	(.0397)	(.0398)
Administrative expenses	(0.1149)	(0.0422)	(0.0339)	(.1086)	(.0397)	(.0318)
Net Investment Income	0.0864	0.1787	0.1875	.0423	.1252	.1333
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	(0.3479)	(0.3837)	(0.3847)	1.4515	1.5879	1.5907
Net Increase (Decrease) in Accumulation Unit Value	(0.2615)	(0.2050)	(0.1972)	1.4938	1.7131	1.7240
Accumulation Unit Value
Beginning of year	15.2561	16.7332	16.7660	13.7623	15.0201	15.0420
End of year	$14.9946	$16.5282	$16.5688	$15.2561	$16.7332	$16.7660
Total Return**	(1.71%)	(1.23%)	(1.18%)	10.85%	11.41%	11.46%
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Income To Average Net Assets***	0.57%	1.06%	1.11%	.29%	.78%	.83%
Portfolio Turnover Rate	47%	47%	47%	70%	70%	70%
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	9,595	219	609	10,646	242	657

	Year Ended December 31, 2013			Year Ended December 31, 2012
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ .1792	$ .1950	$ .1952	$ .1825	$ .1975	$ .1976
Expenses
Investment management fee	(.0303)	(.0330)	(.0330)	(.0251)	(.0272)	(.0272)
Administrative expenses	(.0906)	(.0330)	(.0264)	(.0752)	(.0272)	(.0218)
Net Investment Income	.0583	.1290	.1358	.0822	.1431	.1486
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	3.1834	3.4658	3.4700	1.0786	1.1677	1.1686
Net Increase (Decrease) in Accumulation Unit Value	3.2417	3.5948	3.6058	1.1608	1.3108	1.3172
Accumulation Unit Value
Beginning of year	10.5206	11.4253	11.4362	9.3598	10.1145	10.1190
End of year	$13.7623	$15.0201	$15.0420	$10.5206	$11.4253	$11.4362
Total Return**	30.81%	31.46%	31.53%	12.40%	12.96%	13.02%
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Income To Average Net Assets***	.48%	.98%	1.03%	.82%	1.32%	1.37%
Portfolio Turnover Rate	69%	69%	69%	44%	44%	44%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	11,720	224	751	13,204	205	891
42	The MEDLEYTM Program

	Year/Period Ended December 31, 2011
	Standard Contract	0.50% Contract	0.45% Contract†
Investment Income	$ .1448	$ .1559	$ .1203
Expenses
Investment management fee	(.0250)	(.0270)	(.0200)
Administrative expenses	(.0749)	(.0270)	(.0160)
Net Investment Income	.0449	.1019	.0843
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	(.7945)	(.8579)	(1.5558)
Net Increase (Decrease) in Accumulation Unit Value	(.7496)	(.7560)	(1.4715)
Accumulation Unit Value
Beginning of period	10.1094	10.8705	11.5905
End of period	$ 9.3598	$10.1145	$10.1190
Total Return**	(7.41%)	(6.95%)	(12.70%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%††
Ratio of Net Investment Income To Average Net Assets***	.44%	.94%	1.03%† †
Portfolio Turnover Rate	56%	56%	56%†††
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	15,386	205	1,001
†	Inception Date — April 1, 2011.
††	Annualized.
†††	Not Annualized.

	Year Ended December 31,
	2010	2009
Investment Income	$ .1531	$ .1215
Expenses
Investment management fee	(.0227)	(.0186)
Administrative expenses	(.0678)	(.0557)
Net Investment Income	.0626	.0472
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	.9846	2.8854
Net Increase (Decrease) in Accumulation Unit Value	1.0472	2.9326
Accumulation Unit Value
Beginning of period	9.0708	6.1382
End of period	$10.1180	$9.0708
Total Return**	11.54%	47.78%
Ratio of Expenses To Average Net Assets***	1.00%	1.00%
Ratio of Net Investment Income To Average Net Assets***	.69%	1.00%
Portfolio Turnover Rate	70%	62%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	18,330	20,072
43

	2008	2007	2006
Investment Income	$.1628	$.1753	$.1539
Expenses
Investment Management Fee	(.0226)	(.0274)	(.0237)
Assuming Mortality & Expense Risks	(.0677)	(.0821)	(.0710)
Net Investment Income	.0725	.0658	.0592
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	(4.8662)	.5349	1.2536
Net Increase (Decrease) in Accumulation Unit Value	(4.7937)	.6007	1.3128
Accumulation Unit Value
Beginning of Year	10.9319	10.3312	9.0184
End of Year	$6.1382	$10.9319	$10.3312
Total Return**	(43.85)%	5.81%	14.56%
Ratio of Expenses to Average Net Assets***	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.01%	.60%	.62%
Portfolio Turnover Rate	81%	65%	60%
Number of Accumulation Units Outstanding For Participants at end of year (000 omitted)	21,633	24,945	27,921
* Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
*** These calculations exclude PICA’s equity in VCA-10.
The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.
Prudential issues standard VCA 10 contracts (the “Standard Contracts”), with total annual expenses of 1.00% (as a percentage of average daily net assets). Standard Contracts offer only Class I Units. Prudential also issues contracts with lower administrative expenses where warranted by economies of scale and the expense characteristics of the Contractholder’s retirement arrangement. Prior to January 1, 2011, Prudential issued Standard Contracts and contracts with annual expenses of 0.50% (as a percentage of average daily net assets) (the “0.50% contracts”). The 0.50% contracts offer only Class II Units. The Accumulation Unit Values were previously shown on a combined basis. During 2011, Prudential issued VCA 10 contracts with annual expenses of 0.45% (as a percentage of average daily net assets) (the “0.45% contracts”). The 0.45% contracts only offer Class III Units. The financial statements now show separate Accumulation Unit Values for each class of Unit / contract.
44	The MEDLEYTM Program

VCA 11 FINANCIAL HIGHLIGHTS
Income Per Accumulation Unit* (For an Accumulation Unit outstanding throughout the period)
	Year Ended December 31, 2015			Year Ended December 31, 2014
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ 0.0066	$0.0071	$ .0071	$ .0052	$ .0056	$ .0056
Expenses
Investment management fee	(.0080)	(.0087)	(.0088)	(.0081)	(.0088)	(.0088)
Administrative expenses	(.0239)	(.0087)	(.0069)	(.0242)	(.0088)	(.0070)
Net Investment Loss	(.0253)	(.0103)	(.0086)	(.0271)	(.0120)	(.0102)
Capital Changes
Net realized gain (loss) on investment transactions	.0000††	.0000††	.0000††	.0000††	.0000††	.0000††
Net Decrease in Accumulation Unit Value	(.0253)	(.0103)	(.0086)	(.0271)	(.0120)	(.0102)
Accumulation Unit Value
Beginning of year	3.2219	3.5042	3.5111	3.2490	3.5162	3.5213
End of year	$3.1966	$3.4939	$3.5025	$3.2219	$3.5042	$3.5111
Total Return**	(.79%)	(.29%)	(.24%)	(.83%)	(.34%)	(.29%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Loss To Average Net Assets***	(.79%)	(.29%)	(.24%)	(.84%)	(.34%)	(.29%)
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	7,077	456	314	7,653	458	335

	Year Ended December 31, 2013			Year Ended December 31, 2012
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$ .0060	$ .0063	$ .0064	$ .0081	$ .0085	$ .0086
Expenses
Investment management fee	(.0081)	(.0087)	(.0087)	(.0083)	(.0088)	(.0088)
Administrative expenses	(.0244)	(.0087)	(.0071)	(.0246)	(.0088)	(.0071)
Net Investment Income (Loss)	(.0265)	(.0111)	(.0094)	(.0248)	(.0091)	(.0073)
Capital Changes
Net realized gain (loss) on investment transactions	.0001	.0001	.0001	.0001	.0001	.0001
Net Increase (Decrease) in Accumulation Unit Value	(.0264)	(.0110)	(.0093)	(.0247)	(.0090)	(.0072)
Accumulation Unit Value
Beginning of year	3.2754	3.5272	3.5306	3.3001	3.5362	3.5378
End of year	$3.2490	$3.5162	$3.5213	$3.2754	$3.5272	$3.5306
Total Return**	(.81%)	(.31%)	(.26%)	(.75%)	(.25%)	(.20%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%	1.00%	.50%	.45%
Ratio of Net Investment Income (Loss) To Average Net Assets***	(.81%)	(.32%)	(.27%)	(.75%)	(.26%)	(.21%)
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	8,446	502	393	9,435	500	433
††	Less than $.00005.
45

	Year/Period Ended December 31, 2011
	Standard Contract	0.50% Contract	0.45% Contract†
Investment Income	$ .0070	$ .0073	$ .0051
Expenses
Investment management fee	(.0083)	(.0088)	(.0067)
Administrative expenses	(.0248)	(.0088)	(.0053)
Net Investment Income (Loss)	(.0261)	(.0103)	(.0069)
Capital Changes
Net realized gain (loss) on investment transactions	.0001	.0001	.0000††
Net Increase (Decrease) in Accumulation Unit Value	(.0260)	(.0102)	(.0069)
Accumulation Unit Value
Beginning of period	3.3261	3.5464	3.5447
End of period	$3.3001	$3.5362	$3.5378
Total Return**	(.78%)	(.29%)	(.19%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%†††
Ratio of Net Investment Income (Loss) To Average Net Assets***	(.79%)	(.29%)	(.23%)†††
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	10,650	495	458
†	Inception Date — April 1, 2011.
††	Less than $.00005.
†††	Annualized.

	Year Ended December 31,
	2010	2009
Investment Income	$ .0136	$ .0239
Expenses
Investment management fee	(.0083)	(.0084)
Administrative expenses	(.0249)	(.0251)
Net Investment Income (Loss)	(.0196)	(.0096)
Capital Changes
Net realized gain (loss) on investment transactions	—	—
Net Increase (Decrease) in Accumulation Unit Value	(.0196)	(.0096)
Accumulation Unit Value
Beginning of period	3.3520	3.3616
End of period	$3.3324	$3.3520
Total Return**	(.58)%	(.29)%
Ratio of Expenses To Average Net Assets***	1.00%	1.00%
Ratio of Net Investment Income (Loss) To Average Net Assets***	(.71)%	(.30)%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	12,886	14,777
46	The MEDLEYTM Program

	2008	2007	2006
Investment Income	$.1010	$.1735	$.1561
Expenses
Investment Management Fee	(.0083)	(.0080)	(.0077)
Administrative Expenses	(.0250)	(.0235)	(.0228)
Net Increase in Accumulation Unit Value	.0677	.1420	.1256
Accumulation Unit Value
Beginning of Year	3.2939	3.1519	3.0263
End of Year	$3.3616	$3.2939	$3.1519
Total Return**	2.06%	4.51%	4.15%
Ratio of Expenses to Average Net Assets***	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets**	2.00%	4.39%	4.06%
Number of Accumulation Units Outstanding
For participants at end of year (000's omitted)	16,736	16,560	18,183
* Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
*** These calculations exclude PICA’s equity in VCA-11.
The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.
Prudential issues standard VCA 11 contracts (the “Standard Contracts”), with total annual expenses of 1.00% (as a percentage of average daily net assets). Standard Contracts offer only Class I Units. Prudential also issues contracts with lower administrative expenses where warranted by economies of scale and the expense characteristics of the Contractholder’s retirement arrangement. Prior to January 1, 2011, Prudential issued standard contracts and contracts with annual expenses of 0.50% (as a percentage of average daily net assets) (the “0.50% contracts”). The 0.50% contracts offer only Class II Units. The Accumulation Unit Values were previously shown on a combined basis. During 2011, Prudential issued VCA 11 contracts with annual expenses of 0.45% (as a percentage of average daily net assets) (the “0.45% contracts”). The 0.45% contracts only offer Class III Units. The financial statements now show separate Accumulation Unit Values for each class of Unit / contract.
47

VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of .75%)
Equity Portfolio
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Beginning of period (rounded)	$9.00	$8.42	$6.35	$5.63	$5.88	$5.29	$3.86	$6.28	$5.79	$5.18
End of period (rounded)	$9.15	$9.00	$8.42	$6.35	$5.63	$5.88	$5.29	$3.86	$6.28	$5.79
Accumulation Units Outstanding at period-end (000 omitted)	13,561	15,097	16,667	18,456	21,952	25,435	28,241	30,813	35,561	40,231

Diversified Bond Portfolio
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Beginning of period (rounded)	$5.60	$5.26	$5.34	$4.86	$4.56	$4.16	$3.47	$3.62	$3.45	$3.13
End of period (rounded)	$5.54	$5.60	$5.26	$5.34	$4.86	$4.56	$4.16	$3.47	$3.62	$3.45
Accumulation Units Outstanding at period-end (000 omitted)	5,403	5,949	6,672	7,965	9,452	10,390	10,876	11,474	12,786	13,825

Flexible Managed Portfolio
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Beginning of period (rounded)	$6.70	$6.08	$5.10	$4.53	$4.37	$3.93	$3.30	$4.43	$4.20	$3.77
End of period (rounded)	$6.72	$6.70	$6.08	$5.10	$4.53	$4.37	$3.93	$3.30	$4.43	$4.20
Accumulation Units Outstanding at period-end (000 omitted)	9,422	10,293	11,127	12,362	13,727	15,566	16,908	18,469	20,910	23,659

Conservative Balanced Portfolio
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Beginning of period (rounded)	$5.65	$5.23	$4.54	$4.11	$3.96	$3.57	$3.00	$3.84	$3.65	$3.33
End of period (rounded)	$5.63	$5.65	$5.23	$4.54	$4.11	$3.96	$3.57	$3.00	$3.84	$3.65
Accumulation Units Outstanding at period-end (000 omitted)	8,306	9,301	10,039	10,928	11,821	13,354	14,346	16,012	18,615	20,866

Stock Index Portfolio
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Beginning of period (rounded)	$10.76	$9.57	$7.31	$6.37	$6.29	$5.53	$4.42	$7.06	$6.77	$5.90
End of period (rounded)	$10.81	$10.76	$9.57	$7.31	$6.37	$6.29	$5.53	$4.42	$7.06	$6.77
Accumulation Units Outstanding at period-end (000 omitted)	15,381	16,829	18,322	20,186	22,223	25,881	28,272	30,485	35,874	40,673

Global Portfolio
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Beginning of period (rounded)	$4.26	$4.15	$3.29	$2.82	$3.05	$2.73	$2.09	$3.69	$3.37	$2.83
End of period (rounded)	$4.32	$4.26	$4.15	$3.29	$2.82	$3.05	$2.73	$2.09	$3.69	$3.37
Accumulation Units Outstanding at period-end (000 omitted)	6,965	7,613	8,349	9,396	10,435	11,729	12,992	14,087	16,422	17,975

48	The MEDLEYTM Program

Government Income Portfolio
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Beginning of period (rounded)	$3.41	$3.24	$3.35	$3.25	$3.05	$2.87	$2.69	$2.60	$2.47	$2.40
End of period (rounded)	$3.41	$3.41	$3.24	$3.35	$3.25	$3.05	$2.87	$2.69	$2.60	$2.47
Accumulation Units Outstanding at period-end (000 omitted)	4,183	4,615	4,956	5,870	10,846	11,024	12,276	12,150	12,257	14,155
49

VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of .20%)
Conservative Balanced Portfolio
	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$6.74	$6.21	$5.36	$4.83	$4.70
End of period (rounded)	$6.76	$6.74	$6.21	$5.36	$4.83
Accumulation Units Outstanding at period-end (000 omitted)	348	371	397	430	462

Diversified Bond Portfolio
	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$6.68	$6.25	$6.31	$5.71	$5.34
End of period (rounded)	$6.65	$6.68	$6.25	$6.31	$5.71
Accumulation Units Outstanding at period-end (000 omitted)	322	346	380	408	440

Equity Portfolio
	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$10.75	$10.00	$7.50	$6.61	$7.00
End of period (rounded)	$10.98	$10.75	$10.00	$7.50	$6.61
Accumulation Units Outstanding at period-end (000 omitted)	772	839	933	1,029	1,145

Flexible Managed Portfolio
	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$8.00	$7.22	$6.02	$5.32	$5.21
End of period (rounded)	$8.06	$8.00	$7.22	$6.02	$5.32
Accumulation Units Outstanding at period-end (000 omitted)	500	538	572	603	660

Global Portfolio
	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$5.04	$4.89	$3.85	$3.28	$3.61
End of period (rounded)	$5.15	$5.04	$4.89	$3.85	$3.28
Accumulation Units Outstanding at period-end (000 omitted)	153	160	178	205	233

Government Income Portfolio
	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$4.04	$3.82	$3.92	$3.79	$3.53
End of period (rounded)	$4.06	$4.04	$3.82	$3.92	$3.79
Accumulation Units Outstanding at period-end (000 omitted)	71	75	79	84	90

Stock Index Portfolio
	2015	2014	2013	2012	2011*
Beginning of period (rounded)	$12.85	$11.36	$8.63	$7.48	$7.55
End of period (rounded)	$12.97	$12.85	$11.36	$8.63	$7.48
Accumulation Units Outstanding at period-end (000 omitted)	940	1,010	1,099	1,181	1,287
* Portfolio was first offered in this product as of 1/24/2011.
50	The MEDLEYTM Program

For More Information
Additional information about the Contracts can be obtained upon request without charge and can be found in the following documents:
■	Statement of Additional Information (SAI) (incorporated by reference into this prospectus)
■	Annual Report (including a discussion of market conditions and strategies that significantly affected the Contracts' performance during the previous year)
■	Semi-Annual Report
To obtain these documents or to ask any questions about the Contracts:
■	Call toll-free 1-877-778-2100
or
■	Write to The Prudential Variable Contract Account 10, 11 or 24, c/o Prudential Retirement Services 30 Scranton Office Park Scranton, PA 18507-1789
You can also obtain copies of Contract documents from the Securities and Exchange Commission website: http://www.sec.gov.
SEC File No's.:
The Prudential Variable Contract Account 10: 811-03421
The Prudential Variable Contract Account 11: 811-03422
The Prudential Variable Contract Account 24: 811-05053

NOT01SU042	04/2016

The MEDLEY Program
STATEMENT OF ADDITIONAL INFORMATION • [_______], 2017
Group Variable Annuity Contracts issued through the MEDLEY Program are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10 (VCA 10), a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11 (VCA 11), a unit investment trust invested in the Government Money Market Portfolio of the Prudential Series Fund (the Series Fund) or in one or more of the seven subaccounts (Subaccounts) of The Prudential Variable Contract Account-24 (VCA 24, and together with VCA 10 and VCA 11, the VCA Accounts). Each Subaccount is invested in a corresponding Portfolio of the Series Fund.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated [_________], 2017, which is available without charge upon written request to The Prudential Insurance Company of America (Prudential), c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-877-778–2100.

3	INVESTMENT MANAGEMENT AND ADMINISTRATION
3	MANAGEMENT & ADVISORY ARRANGEMENTS
9	FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10
9	NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 10
10	INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
12	ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
12	ADDITIONAL INFORMATION ABOUT OPTIONS
16	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
16	INTEREST RATE SWAP TRANSACTIONS
16	ILLIQUID SECURITIES
17	LOANS OF PORTFOLIO SECURITIES
17	PORTFOLIO TURNOVER RATE
17	PORTFOLIO BROKERAGE AND RELATED PRACTICES
18	CUSTODY OF SECURITIES & SECURITIES LENDING AGENT
20	THE VCA 10 COMMITTEE AND OFFICERS
20	MANAGEMENT OF VCA 10
29	POLICIES OF VCA 10
29	PROXY VOTING AND RECORDKEEPING
32	DISCLOSURE OF PORTFOLIO HOLDINGS
34	INFORMATION ABOUT PRUDENTIAL
34	EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
38	SALE OF GROUP VARIABLE ANNUITY CONTRACTS
38	INFORMATION ABOUT CONTRACT SALES
39	FINANCIAL STATEMENTS
39	FINANCIAL STATEMENTS OF VCA 10, VCA 11, VCA 24 AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

INVESTMENT MANAGEMENT AND ADMINISTRATION
MANAGEMENT & ADVISORY ARRANGEMENTS
The Manager of VCA 10 is Prudential Investments LLC (PI or the Manager), 655 Broad Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with VCA 10, comprise the Prudential mutual funds. As of December 31, 2016, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $XXXX billion.
The assets of VCA 11 are invested in the Government Money Market Portfolio of the Series Fund, and each Subaccount of VCA 24 are invested in a corresponding portfolio of the Series Fund. The Prospectus and Statement of Additional Information of the Series Fund describe the investment management and administration of the Series Fund and its various portfolios.
PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).
Pursuant to a Management Agreement with VCA 10 (the Management Agreement), PI, subject to the supervision of the VCA 10 Committee and in conformity with the stated policies of VCA 10, manages both the investment operations of VCA 10 and the composition of VCA 10's portfolio, including the purchase, retention disposition and loan of securities and other assets. PI is obligated to keep certain books and records of VCA 10 in connection therewith. PI has hired a subadviser to provide investment advisory services to VCA 10. PI also administers VCA 10''s corporate affairs and, in connection therewith, furnishes VCA 10 with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank Trust Company, VCA 10's custodian (the Custodian). The management services of PI to VCA 10are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.
During the terms of the Management Agreement for VCA 10, PI bears the following expenses:
(a) the salaries and expenses of the VCA 10 Committee members, officers, and employees of VCA 10, and PI,
(b) all expenses incurred by PI in connection with managing the ordinary course of VCA 10's business, other than those assumed by VCA 10 herein,
(c) the costs and expenses payable to the subadviser pursuant to the Subadvisory Agreement,
(d) the registration of VCA 10 and its shares of capital stock for the offer or sale under federal and state securities laws,
(e) the preparation, printing and distribution of prospectuses for VCA 10, and advertising and sales literature referring to VCA 10 for use and offering any security to the public,
(f) the preparation and distribution of reports and acts of VCA 10 required by and under federal and state securities laws,
(g) the legal and auditing services that may be required by VCA 10,
(h) the conduct of annual and special meetings of persons having voting rights, and
(i) the custodial and safekeeping services that may be required by VCA 10.
VCA 10 will assume and will pay the expenses described below:
(a) brokers' commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 10 in connection with its securities and futures transactions,
(b) all taxes and corporate fees payable by VCA 10 to federal, state or other governmental agencies,
(c) the cost of fidelity, VCA 10 Committee members' and officers' and errors and omissions insurance,
(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 10's business, and
(e) any expenses assumed by VCA 10 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the Investment Company Act of 1940, as amended (the Investment Company Act, or the 1940 Act).

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VCA 10 pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rate of 0.25% of the average daily net assets of VCA 10. The table below sets forth the amount of management fees paid by VCA 10 during the three most recent fiscal years. The Management Agreement provides that the Manager shall not be liable to VCA 10 for any error of judgment by the Manager or for any loss sustained by VCA 10 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The Management Agreement provides that it shall terminate automatically if assigned, as defined in the Investment Company Act, and that it may be terminated without penalty by either the Manager or VCA 10 (by the VCA 10 Committee Members or vote of at majority of the outstanding voting securities of VCA 10, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice.
PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 10. Fee waivers and subsidies will increase VCA 10's total return. These voluntary waivers may be terminated at any time without notice.
PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison) with respect to VCA 10. The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of VCA 10. In connection therewith, Jennison is obligated to keep certain books and records of VCA 10. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of those services. Pursuant to the Subadvisory Agreement with Jennison, PI compensates Jennison at the rate of 0.20% of VCA 10's average daily net assets. The table below sets forth the amount of subadvisory fees paid by PI to Jennison during the three most recent fiscal years.
The Subadvisory Agreement provides that it will terminate in the event of assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by VCA 10, or by Jennison , upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.
Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Management & Subadvisory Fees Paid
	2016	2015	2014
Management Fees Paid to PI: VCA 10		$$427,409	$449,960
Subadvisory Fees Paid to Jennison: VCA 10		$$338,732	$355,136
VCA 10 operates under a manager-of-managers structure. PI is authorized to select (with approval of the VCA 10 Committee's independent members) one or more subadvisers to handle the actual day-to-day investment management of VCA 10. PI monitors the subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether the subadviser's agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if VCA 10 has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the account's assets, and PI can change the allocations without VCA 10 Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.
The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits us to hire or amend subadvisory agreements, without participant approval, only with subadvisers that are not affiliated with Prudential Financial.
THE CURRENT ORDER IMPOSES THE FOLLOWING CONDITIONS:
1. PI will provide general management and administrative services to VCA 10 including overall supervisory responsibility for the general management and investment of VCA 10’s securities portfolio, and, subject to review and approval by the VCA 10 Committee, will (a) set VCA 10’s overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers;

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(d) allocate and, when appropriate, reallocate VCA 10’s assets among its subadvisers in those cases where VCA 10 has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with VCA 10’s investment objectives, policies, and restrictions.
2. Before VCA 10 may rely on the order, the operation of VCA 10 in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.
3. VCA 10 will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in VCA 10’s subadvisory agreement. VCA 10 will meet this condition providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to participants of VCA 10 a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.
4. VCA 10 will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.
5. No VCA 10 Committee member or officer of VCA 10 or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such VCA 10 Committee member, director of officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicy-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.
6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of VCA 10 or PI other than by reason of serving a subadviser to one or more accounts or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the applicable account.
7. At all times, a majority of the members of the VCA 10 Committee will be persons each of whom is not an “interested person” of VCA 10 as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.
8. When a subadviser change is proposed for VCA 10 with an Affiliated Subadviser, the VCA 10 Committee, including a majority of the Independent Members, will make a separate finding, reflected in the VCA 10 Committee's minutes, that such change is in the best interests of VCA 10 and its participants and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.
ADMINISTRATIVE EXPENSES AND OTHER CHARGES AND FEES. The tables which appear below set forth the following information:
The table entitled “Amounts Paid to Prudential for Administrative Expenses and Management Services” identifies, for the three most recent fiscal years, amounts paid by VCA 10 to Prudential for administrative expenses and for providing management services.
A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in VCA 11 and in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. The table entitled “Daily Charges” identifies, for the three most recent fiscal years, the daily charges received by Prudential.
An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant's Accumulation Account. The table entitled “Annual Account Charges” identifies, for the three most recent fiscal years, the amount of annual charges collected by Prudential from each of VCA 10, VCA 11 and VCA 24.
A deferred sales charge is also imposed on certain withdrawals from the VCA Accounts and Subaccounts. The table below entitled “Deferred Sales Charges” identifies, for the three most recent fiscal years, the deferred sales charges imposed on withdrawals from each of VCA 10, VCA 11 and VCA 24.

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Amounts Paid to Prudential for Administrative Expenses and Management Services
	2016	2015	2014
VCA 10	$[_____]	$1,609,593	$1,696,007

Daily Charges
	2016	2015	2014
VCA 11	None	None	None
VCA 24	$[_____]	$3,782,243	$3,982,627

Annual Account Charges
	2016	2015	2014
VCA 10	$[_____]	$21,918	$23,219
VCA 11	$[_____]	$17,896	$17,889
VCA 24	$[_____]	$	$

Deferred Sales Charges
	2016	2015	2014
VCA 10	None	None	None
VCA 11	Nonoe	None	None
VCA 24	None	None	None
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS. Set forth below is additional information concerning other accounts managed by Spiros “Sig” Segalas and Warren N. Koontz, Jr., who serve as the Portfolio Managers for VCA 10. Information furnished is as of December 31, 2016. For each category, the number of accounts and total assets in the accounts whose fees are based on performance, if any, is indicated in italics typeface.
Information About Other Accounts Managed: VCA 10
	Registered Investment Companies (thousands)	Other Pooled Investment Vehicles (thousands)	Other Accounts (thousands) *	Ownership of Fund Securities
Spiros “Sig” Segalas				None
Warren N. Koontz, Jr., CFA				None
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
As of December 31, 2016, Messrs. Segalas and Koontz owned no securities issued by VCA 10. The general public may not invest in VCA 10. Instead, VCA 10 investments may be made only by participants under certain retirement arrangements.
JENNISON COMPENSATION: Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents most of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

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The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
■	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
■	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
JENNISON POTENTIAL CONFLICTS OF INTEREST: Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another.
Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product.
Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

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■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
■	Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison provides disclosure of these conflicts as described in its Form ADV.

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FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10
VCA 10. In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of VCA 10.
Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 10's total assets, more than 5% of VCA 10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 10's total assets (determined at the time of the investment) would be invested in a single industry.
Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).
Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.
Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.
Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33% of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.
Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.
Underwriting of Securities. VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.
Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.
NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 10
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10. The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The VCA 10 Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.
Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act and the rules and regulations thereunder; Provided, however, that VCA 10 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.
Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.

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Illiquid Securities. VCA 10 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 10's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 10 purchases an illiquid security.
INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
In addition to the investment objectives, policies and restrictions that they have adopted, VCA 10 must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, VCA 10 will comply, without the approval of Participants or others having voting rights in respect of VCA 10, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:
1. VCA 10 may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.
2. The stock of a corporation may not be purchased unless (a) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (b) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.
3. Any common stock purchased must be (a) listed or admitted to trading on a securities exchange in the United States or Canada; or (b) included in the National Association of Securities Dealers' (Note: The National Association of Securities Dealers is now known as the Financial Industry Regulatory Authority, or “FINRA”) national price listings of “over-the-counter” securities; or (c) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.
4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of VCA 10 would be invested in the securities of such corporation.
The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that VCA 10 will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of VCA 10.
Important Note: Pursuant to permissions granted to VCA 10 by the New Jersey Department of Insurance, VCA 10 may invest in the following securities which would otherwise be impermissible investments for VCA 10 under New Jersey law:
■	VCA 10 may invest up to 30% of its total assets in foreign securities traded on United States or Canadian exchanges, or traded on exchanges in foreign markets outside the United States and Canada as specifically identified by the New Jersey Department of Insurance.
■	VCA 10 may invest in securities that do not otherwise meet the dividend or earnings requirements of New Jersey law in excess of the 5% limitation set forth above.
Investment limitations may also arise under the insurance laws and regulations of other states where the contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolio of VCA 10.
VCA 10 has adopted a Code of Ethics. In addition, PI Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by VCA 10. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when VCA 10 is making such investments. VCA 11 and VCA 24 are not required to adopt a Code of Ethics because they invest only in shares of the Series Fund portfolios. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. These Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies on these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by

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writing the SEC's Public Reference Station, Washington, D.C. 20549-0102.

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ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
As described in the prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.
VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.” There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.
There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.
ADDITIONAL INFORMATION ABOUT OPTIONS
As described in the prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.
In addition to those described in the prospectus, options have other risks, primarily related to market fluctuations and liquidity. Unanticipated fluctuations in the financial markets could result in losses to VCA 10 on its options positions. Additionally a position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist,

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although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.
The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.
OPTIONS ON EQUITY SECURITIES. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the NASDAQ or that result from privately negotiated transactions with broker-dealers (OTC options). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.
VCA 10 will write only “covered” options on stocks. A call option is covered if: (1) VCA 10 owns the security underlying the option; or (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
VCA 10 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.
VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.
VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.
OPTIONS ON DEBT SECURITIES. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.
VCA 10 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

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VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10's broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 10's use of straddles will be limited to 5% of VCA 10's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10's net assets at the time the straddle is written).
VCA 10 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.
VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.
VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.
VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.
OPTIONS ON STOCK INDICES. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.
VCA 10 will write only “covered” options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 10's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

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A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.
The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10's equity securities. It is also possible that the index may rise when VCA 10's securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.
There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.
Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.
OPTIONS ON FOREIGN CURRENCIES. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.
OPTIONS ON FUTURES CONTRACTS. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the

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exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.
VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
VCA 10's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
INTEREST RATE SWAP TRANSACTIONS
VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same-to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 10's total return will be less than if VCA 10 had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is also the risk that the counterparty will be unable to honor its financial obligations to VCA 10. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
ILLIQUID SECURITIES
VCA 10 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the net asset value of VCA 10. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 10 purchases an illiquid security. It is possible that VCA 10's holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions.
VCA 10 may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of VCA 10. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% limit.

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Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of assets in illiquid securities may restrict the ability of VCA 10 to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where operations require cash, such as when VCA 10 has net redemptions, and could result in VCA 10 borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments. Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by VCA 10 or less than the fair value of the securities. No assurance can be given that the fair value prices accurately reflect the value of the security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by VCA 10 are required to be registered under the securities laws of one or more jurisdictions before being resold, VCA 10 may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, VCA 10 may obtain access to material non-public information, which may restrict their ability to conduct transactions in those securities.
LOANS OF PORTFOLIO SECURITIES
VCA 10 may from time to time lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 10 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA 10 will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA 10 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.
VCA 10 will not lend its portfolio securities to borrowers affiliated with Prudential. This will not affect VCA 10’s ability to maximize its securities lending opportunities.
PORTFOLIO TURNOVER RATE
VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA 10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%.
The table below sets forth the annual portfolio turnover rate for VCA 10 for the three most recent fiscal years.
VCA 10 Portfolio Turnover Rate
	2016	2015	2014
	[____]%	47%	70%
PORTFOLIO BROKERAGE AND RELATED PRACTICES
VCA 10 has adopted a policy pursuant to which VCA 10and its manager, subadviser, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 10 shares by directing brokerage transactions to that broker. VCA 10 has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits VCA 10, the Manager, and the subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 10 and is not influenced by considerations about the sale of Fund shares.
The subadviser is responsible for decisions to buy and sell securities for VCA 10, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers who will receive a commission paid by VCA 10. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

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In placing orders for portfolio transactions for VCA 10, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.
In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PI and/or, Jennison review the allocation among brokers of orders for equity securities and the commissions that were paid.
When selecting a broker or dealer in connection with a transaction for VCA 10, consideration is given to whether the broker or dealer has furnished PI or Jennison with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.
These services include statistical and economic data and research reports on particular companies and industries. PI and Jennison use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA 10 may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for VCA 10. Although PI's present policy is not to permit higher spreads or commissions to be paid on transactions for VCA 10 in order to secure research and statistical services from brokers or dealers, PI might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of the VCA 10 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.
When investment opportunities arise that may be appropriate for more than one entity for which PI or a subadviser serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which PI or a subadviser acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.
An affiliated broker may be employed to execute brokerage transactions on behalf of VCA 10 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2016, 2015 and 2014 VCA 10 did not pay any commissions to any affiliated brokers. VCA 10 may not engage in any transactions in which Prudential or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.
PI or Jennison may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA 10.
The table below sets forth the amount of brokerage commissions paid by VCA 10 to various brokers in connection with securities transactions during the three most recent fiscal years.
Brokerage Commissions Paid by VCA 10
	2016	2015	2014
		$$109,000	$187,000
CUSTODY OF SECURITIES & SECURITIES LENDING AGENT
Custodian. State Street Bank Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 10's assets and maintains certain books and records in connection therewith.
Securities Lending Agent. Securities Finance Trust Company (eSecLending) serves as the securities lending agent for VCA 10 and in that role administers the securities lending program of VCA 10. eSecLending receives as compensation for its services a portion of the amount earned by lending securities. During 2016 VCA 10 did not lend any securities.

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CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, each of VCA 10, VCA 11 and VCA 24 (the VCA Accounts) are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from the VCA Accounts’ third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the VCA Accounts invest, may cause significant disruptions in the business operations of the VCA Accounts. Potential impacts may include, but are not limited to, potential financial losses for each of the VCA Accounts and the issuers’ securities, the inability of shareholders to conduct transactions with the VCA Accounts, an inability of the VCA Accounts to calculate unit values, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on participants, cyber security failures by the VCA Accounts and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the VCA Accounts, and reputational damage. The VCA Accounts may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The VCA Accounts may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the VCA Accounts and their service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the VCA Accounts cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which the VCA Accounts invest.

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THE VCA 10 COMMITTEE AND OFFICERS
MANAGEMENT OF VCA 10
VCA 10 is managed by the VCA 10 Committee. The members of the VCA 10 Committee are elected by the persons having voting rights in respect of VCA 10. The affairs of VCA 10 are conducted in accordance with the Rules and Regulations of VCA 10.
Information pertaining to the Members of the VCA 10 Committee (hereafter referred to as Board Members) is set forth below. Board Members who are not deemed to be “interested persons” of VCA 10 as defined in the Investment Company Act are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of VCA 10 are referred to as “Interested Board Members.” “Fund Complex” consists of VCA 10 and any other investment companies managed by PI. VCA 10 is also referred to as “Fund,” and together with certain registered investment companies overseen by the VCA 10 Committee, the “Funds.”
Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 88	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 88	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 88	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Keith F. Hartstein (60) Board Member & Independent Chair Portfolios Overseen: 88	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 88	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Vice Chair Portfolios Overseen: 88	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 88	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 88	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 88	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.
* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1) The year in which each individual joined the VCA 10 Committee is as follows: Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2003; Grace C. Torres, 2015; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.
Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General's Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015
(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:
■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement, the Manager pays all compensation of VCA 10’s Officers and employees as well as the fees and expenses of all Independent and Interested Board Members.
The Manager pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.
Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with each Account. Under the terms of the agreement, Prudential accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of Prudential. VCA 10 does not have a retirement or pension plan for Board Members.
The following table sets forth the aggregate compensation paid by the Manager for VCA 10 for the most recently completed fiscal year to the Independent Board Members for service on the Board, and compensation paid to the Independent Board Members for service on the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members

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and officers who are “interested persons” of VCA 10 (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.

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Compensation Received by VCA 10 Board Members
Name	Aggregate Compensation	Pension or Retirement Benefits	Total 2016 Compensation for VCA 10 and Fund Complex
Ellen S. Alberding	$[_____]	None	$[_____]
Kevin J. Bannon	$[_____]	None	$[_____]
Linda W. Bynoe**	$[_____]	None	$[_____]
Keith F. Hartstein	$[_____]	None	$[_____]
Michael S. Hyland, CFA	$[_____]	None	$[_____]
Richard A. Redeker	$[_____]	None	$[_____]
Stephen G. Stoneburn**	$[_____]	None	$[_____]
Explanatory Notes to Board Member Compensation Table
* Compensation relates to portfolios that were in existence for any period during 2016. Number of funds and portfolios represent those in existence as of December 31, 2016, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2016, but may commence operations after that date. No compensation is paid out from such funds/portfolios.
** Under the deferred fee agreement for the PI-managed funds, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2016, including investment results during the year on cumulative deferred fees, amounted to $64,545, $45,725, $(2,253), and $169,627 for Ms. Bynoe, Mr. Hartstein, Mr. Redeker, and Mr. Stoneburn, respectively.
BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Funds' independent registered public accounting firm, accounting policies and procedures and other areas relating to the Funds' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Funds. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:

Kevin J. Bannon (Chair)
Michael S. Hyland, CFA
Richard A. Redeker
Stephen G. Stoneburn
Keith F. Hartstein (ex-officio)
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Funds' most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Funds' website.
The membership of the Nominating and Governance Committee is set forth below:

Linda W. Bynoe (Chair)
Ellen S. Alberding
Keith F. Hartstein (ex-officio)
Richard A. Redeker (ex-officio)

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Investment Committees: The Board of each fund in the Prudential retail mutual funds complex has formed joint committees to review the performance of each Fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each Fund that is subadvised by Jennison Associates LLC and Quantitative Management Associates LLC. The Dryden Investment Committee reviews the performance of each Fund that is subadvised by PGIM Fixed Income and PGIM Real Estate (each of which is a business unit of PGIM, Inc.). In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees. The Non-Management Interested Board Member sits on one of the two committees.
The number of Gibraltar Investment Committee or Dryden Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Gibraltar Investment Committee and the Dryden Investment Committee is set forth below:

Gibraltar Investment Committee
Ellen S. Alberding (Chair)
Kevin J. Bannon
Keith F. Hartstein
Richard A. Redeker
Dryden Investment Committee
Michael S. Hyland, CFA (Chair)
Linda W. Bynoe
Stephen G. Stoneburn
Grace C. Torres

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Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Prudential Investment Committee
6	5	4
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Funds. The Funds have engaged the Manager to manage the Funds on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Funds. The Board is currently composed of ten members, seven of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Funds, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Funds, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.
Messrs. Redeker and Stoneburn have each served as a Board Member of mutual funds in the Fund Complex for more than 15 years, including as members and/or Chairs of various Board committees. Mr. Stoneburn has more than 30 years of experience as senior executive officer of operating companies and/or as a director of public companies. Mr. Redeker has more than 48 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Board Member of the Funds and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years of experience as a management consultant and serves as a Director of financial services and other complex global corporations. Messrs. Bannon and Hyland joined the Board of the Funds and other funds in the Fund Complex in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Ms. Alberding and Mr. Hartstein joined the Board of the Funds and other funds in the Fund Complex in 2013. Ms. Alberding has 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003. Mr. Hartstein has worked in the asset management industry for almost 30 years and served as a senior executive in an asset management firm. Mr. Parker, who has served as an Interested Board Member and President of the Funds and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PI and several of its affiliates that provide services to the Fund and has held senior positions in PI since 2005. Mr. Benjamin, an Interested Board Member of the Funds and other funds in the Fund Complex since 2010, has served as a Vice President of the Funds and other funds in the Fund Complex since 2009 and has held senior positions in PI since 2003. Ms. Torres, a Non-Management Interested Board Member of the Funds and other funds in the Fund Complex, formerly served as Treasurer and Principal Financial and Accounting Officer for the Funds and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA). Specific details about each Board Member's professional experience appear in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among

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others, the Manager, subadvisers, the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Manager and other service providers to the Funds. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Keith Hartstein) or the Chair of the Nominating and Governance Committee (Linda W. Bynoe), in either case in care of the specified Fund(s), at 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential (the parent company of the Funds' Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

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The following table sets forth the dollar range of VCA 10 securities held by each Board Member as of December 31, 2016. The table also includes the aggregate dollar range of securities held by each Board Member in all funds in the Fund Complex overseen by that Board Member as of December 31, 2016.
Securities Owned by VCA 10 Board Members
Name	Dollar Range of VCA 10 & VCA 11 Securities	Aggregate Dollar Range of All Securities
Independent Board Members
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Michael S. Hyland, CFA	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Interested Board Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000
Grace C. Torres	None	Over $100,000
Notes to Board Member Share Ownership Table
“Aggregate Dollar Range of All Securities” identifies the total dollar range of all securities in all registered investment companies overseen by Board Member in the Fund Complex.
The general public may not invest in VCA 10. Instead, VCA 10 investments may be made only by participants under certain retirement arrangements.
The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Board Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 10 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 10 as of December 31, 2016.
Ownership of Other Securities by VCA 10 Board Members
Name	Name of Owners & Relationship to Member	Company	Title of Class	Value of Securities	Percent of Class
Ellen S. Albderding	None	None	None	None	None
Kevin J. Bannon	None	None	None	None	None
Linda W. Bynoe	None	None	None	None	None
Keith F. Hartstein	None	None	None	None	None
Michael S. Hyland, CFA	None	None	None	None	None
Richard A. Redeker	None	None	None	None	None
Stephen G. Stoneburn	None	None	None	None	None

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POLICIES OF VCA 10
PROXY VOTING AND RECORDKEEPING
The VCA 10 Committee has delegated to VCA 10’s investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to VCA 10. VCA 10 authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadviser) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the VCA 10 Committee, including any Committee thereof established for that purpose.
The Manager and the VCA 10 Committee views the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for VCA 10. Consistent with this goal, the VCA 10 Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the VCA 10 Committee maintain a policy of seeking to protect the best interests of the VCA 10 Committee should a proxy issue potentially implicate a conflict of interest between VCA 10 and the Manager or its affiliates.
The Manager delegates to VCA 10’s subadviser the responsibility for voting proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for VCA 10 and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of VCA 10 and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of VCA 10 and the interests of the subadviser or its affiliates. The Manager expects that the subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.
Information regarding how VCA 10 voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Commission's website at http:// www.sec.gov, and is also available at www.prudentialfunds.com. A copy of the voting policy of the subadviser to VCA 10 is set forth below:
JENNISON ASSOCIATES LLC
Proxy Voting Policy and Procedures
I.	Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II.	Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.

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The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■	Jennison managing the pension plan of the issuer.
■	Jennison or its affiliates have a material business relationship with the issuer.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer. When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.
Jennison’s Proxy Voting Committee will review the Proxy Voting for Conflicts Documentation Form and will consider any other relevant facts to determine if there is a conflict. If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines, then the voting decision must be reviewed and approved by the Chief Executive Officer and the Chief Compliance Officer prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.

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In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form N-PX.
III.	Internal Controls
Supervisory Review
The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
■	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
■	Review all Guideline overrides.
■	Review proxy voting reports to confirm that Jennison is following these Policies and Procedures.
■	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.
Equity Trade Management Oversight Committee (“ETMOC”)
The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.
IV.	Escalating Concerns

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Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.	Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio holdings of VCA 10 are made public, as required by law, in its annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, portfolio holdings as of the first and third fiscal quarter ends are reported to the SEC within 60 days after the end of VCA 10’s first and third fiscal quarters.
When authorized by the Chief Compliance Officer of VCA 10 and an officer of VCA 10, portfolio holdings information may be disseminated more frequently or at different periods than those described above. VCA 10 has entered into ongoing arrangements to make available information about VCA 10’s' portfolio holdings. Parties receiving this information may include intermediaries that distribute shares of VCA 10, third-party providers of auditing, custody, proxy voting and other services for VCA 10, rating and ranking organizations, and certain affiliated persons of VCA 10, as described below. The procedures used to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:
1. A request for release of the holdings of VCA 10 shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between VCA 10 and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of VCA 10.
2. The request shall be forwarded to the Chief Compliance Officer of VCA 10, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of VCA 10 must be executed with the recipient of the holdings information.
4. An officer of VCA 10 shall approve the release agreement. Copies of the release and agreement shall be sent to PI's law department.
5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of holdings information.
6. PI's Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks. As of the date of this Statement of Additional Information, VCA 10 will provide:
1. Traditional External Recipients/Vendors
■	Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.
■	Full holdings on a daily basis to VCA 10’s subadviser, custodian, sub-custodians (if any) and Accounting Agent at the end of each day.
■	Full holdings to VCA 10’s independent registered public accounting firm as soon as practicable following VCA 10’s fiscal year-end or on an as-needed basis.
■	Full holdings to financial printers as soon as practicable following the end of VCA 10’s quarterly, semi and annual period-ends.
2. Analytical Service Providers
■	All VCA 10 trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end.
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

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■	Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by VCA 10’s Chief Compliance Officer and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Manager or subadviser or VCA 10 receive any compensation or consideration in exchange for the portfolio holdings information.
The VCA 10 Committee has approved PI's Policy for the Dissemination of Portfolio Holdings. The VCA 10 Committee shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The VCA 10 Committee has delegated oversight of VCA 10’s disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which VCA 10 discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that VCA 10’s policies and procedures on portfolio holdings information will protect VCA 10 from the potential misuse of such information by individuals or entities that come into possession of the information.

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INFORMATION ABOUT PRUDENTIAL
EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The following is biographical information for the executive officers and directors of The Prudential Insurance Company of America:
EXECUTIVE OFFICERS:
John R. Strangfeld, Jr. (date of birth: 12/27/53) was elected Chairman of Prudential Financial in May 2008 and has served as Chief Executive Officer, President and Director since January 2008. He is a member of the Office of the Chairman and served as Vice Chairman of Prudential Financial from August 2002 to December 2007. He was Executive Vice President of Prudential Financial from February 2001 to August 2002. He served as Chief Executive Officer, Prudential Investment Management of Prudential Insurance from October 1998 until April 2002 and Chairman of the Board and CEO of Prudential Securities (renamed Prudential Equity Group, LLC) from December 2000 to April 2008. He has been with Prudential since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.
Mark B. Grier (date of birth: 9/18/52) was elected Director of Prudential Financial in January 2008 and has served as Vice Chairman since August 2002. He served as a director of Prudential Financial from December 1999 to January 2001, Executive Vice President from December 2000 to August 2002 and as Vice President of Prudential Financial from January 2000 to December 2000. He served as Chief Financial Officer of Prudential Insurance from May 1995 to June 1997. Since May 1995 he has variously served as Executive Vice President, Corporate Governance; Executive Vice President, Financial Management; Vice Chairman, Financial Management; and Vice Chairman, International. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.
Robert M. Falzon (date of birth: 4/11/59) was elected Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance in March 2013. Mr. Falzon has been with Prudential since 1983, serving in various positions including managing director at Prudential Real Estate Investors (“PREI”), head of PREI's Global Merchant Banking Group and CEO of its European business. Mr. Falzon also served as Senior Vice President and Treasurer of Prudential Insurance and Prudential Financial from 2010 to 2013.
Timothy P. Harris (date of birth: 10/11/60) was appointed Executive Vice President and General Counsel for Prudential Financial and Prudential Insurance in October 2015. He served as the Deputy General Counsel and Chief Legal Officer, U.S. Businesses, from 2008 to 2015. He has served in various supervisory positions since 1999, including Chief Investment Counsel from 2005 through 2008, Chief Legal Officer of Prudential Annuities and Chief Legal Officer for Retirement Services and Prudential Asia. Mr. Harris was the Chief Risk Officer for Prudential Investments from 1999 to 2003. Prior to joining Prudential, he was associated with Cadwalader, Wickersham & Taft in New York, where he provided transactional and regulatory advice to investment banks, broker-dealers, banks and commodities firms.
Charles F. Lowrey (date of birth: 1/20/58) was elected Executive Vice President and Chief Operating Officer, International Businesses, of Prudential Financial and Prudential Insurance in March 2014. He served as Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance from February 2011 to March 2014. He also served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011; and as Chief Executive Officer of Prudential Real Estate Investors, the real estate investment management and advisory business from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and head of the Americas for J.P. Morgan's Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.
Stephen Pelletier (date of birth: 8/4/53) was elected Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance in March of 2014. He served as the Chief Executive Officer of Prudential Group Insurance from July of 2013 to March of 2014. Mr. Pelletier has been with Prudential since 1992 and has served in various positions, including President of Prudential Annuities and Chairman and CEO of Prudential International Investments.
Barbara G. Koster (date of birth: 3/16/54) was elected Senior Vice President, Operations and Systems, of Prudential Financial in May 2011 and has been a Senior Vice President of Prudential Insurance Company of America since February 2004. Ms. Koster joined Prudential in November 1995 as the Vice President and Chief Information Officer of Individual Life Insurance Systems and was appointed as the Chief Information Officer of Prudential in 2004. Prior to joining Prudential, Ms. Koster held several positions with Chase Manhattan Bank, including that of President of Chase Access Services.

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Richard F. Lambert (date of birth: 9/15/56) was elected Senior Vice President and Chief Actuary of Prudential Financial and Prudential Insurance in May 2012. Mr. Lambert has been with Prudential since 1978, serving in various positions including Vice President and Actuary in Prudential’s domestic individual life insurance business from 1996 to 2004 and Senior Vice President and Chief Actuary of Prudential’s International Insurance division from 2004 to 2012.
Nicholas C. Silitch (date of birth: 11/8/61) was elected Senior Vice President and Chief Risk Officer of Prudential Financial and Prudential Insurance in May 2012. He joined Prudential in 2010 as Chief Credit Officer and head of investment risk management. Prior to joining Prudential, Mr. Silitch held the position of Chief Risk Officer of the Alternative Investment Services, Broker Dealer Services and Pershing businesses within Bank of New York Mellon.
Scott G. Sleyster (date of birth: 1/31/60) was elected Senior Vice President and Chief Investment Officer of Prudential Insurance and Prudential Financial in May 2012 and February 2013, respectively. Mr. Sleyster has been with Prudential since 1987, serving in a variety of positions, including head of Prudential’s Full Service Retirement business, president of Prudential’s Guaranteed Products business, chief financial officer for Prudential’s Employee Benefits Division, and has held roles in Prudential’s Treasury, Derivatives and Investment Management units.
Sharon C. Taylor (date of birth: 6/28/54) was elected Senior Vice President, Human Resources for Prudential Financial in June 2002. She also serves as Senior Vice President, Human Resources for Prudential Insurance and the Chair of The Prudential Foundation. Ms. Taylor has been with Prudential since 1976, serving in various human resources and general management positions, including Vice President of Human Resources Communities of Practice, from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services, from 1998 to 2000; Vice President, Staffing and Employee Relations from 1996 to 1998; Management Internal Control Officer from 1994 to 1996; and Vice President, Human Resources and Administration from 1993 to 1994.
DIRECTORS:
John R. Strangfeld, Jr. (date of birth: 12/27/53) was elected Chairman of Prudential Financial in May 2008 and has served as Chief Executive Officer, President and Director since January 2008. He is a member of the Office of the Chairman and served as Vice Chairman of Prudential Financial from August 2002 to December 2007. He was Executive Vice President of Prudential Financial from February 2001 to August 2002. He served as Chief Executive Officer, Prudential Investment Management of Prudential Insurance from October 1998 until April 2002 and Chairman of the Board and CEO of Prudential Securities (renamed Prudential Equity Group, LLC) from December 2000 to April 2008. He has been with Prudential since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.
Thomas J. Baltimore, Jr. (date of birth: 8/23/63) President and Chief Executive Officer, RLJ Lodging Trust. Mr. Baltimore has been the President and Chief Executive Officer of RLJ Lodging Trust (a NYSE-listed real estate investment company) since May 2011. Previously, he served as Co-Founder and President of RLJ Development, LLC (RLJ Lodging’s predecessor company) from 2000 to May 2011. He served as VP, Gaming Acquisitions, of Hilton Hotels Corporation from 1997 to 1998 and later as VP, Development and Finance, from 1999 to 2000. He also served in various management positions with Host Marriott Services, including VP, Business Development, from 1994 to 1996.
Gordon M. Bethune (date of birth: 8/29/41) Managing Director, g-b1 Partners. Mr. Bethune has been Managing Director of g-b1 Partners (a travel advisory firm) since January 2005. He was Chairman and CEO of Continental Airlines, Inc. from 1996 until his retirement in December 2004. Mr. Bethune was the President and CEO of Continental Airlines from November 1994 to 1996 and served as President and Chief Operating Officer from February 1994 to November 1994. Prior to joining Continental, Mr. Bethune held senior management positions with The Boeing Company, Piedmont Airlines, Western Air Lines, Inc. and Braniff Airlines (various airline companies).
Gilbert F. Casellas (date of birth: 8/2/52) Chairman, OMNITRU. Mr. Casellas has been Chairman of OMNITRU (a consulting and investment firm) since 2011. He was the VP, Corporate Responsibility of Dell Inc. (a global computer manufacturer)from 2007 to 2010. He served as a Member of Mintz Levin Cohn Ferris Glovsky & Popeo, PC from June 2005 to October 2007. He served as President of Casellas & Associates, LLC (a consulting firm) from 2001 to 2005. During 2001, he served as President and CEO of Q-linx, Inc. He served as the President and COO of The Swarthmore Group, Inc. from January 1999 to December 2000. Mr. Casellas served as Chairman, U.S. EEOC from 1994 to 1998 and General Counsel, U.S. Department of the Air Force, from 1993 to 1994.

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James G. Cullen (date of birth: 10/16/42) Retired President and Chief Operating Officer, Bell Atlantic Corporation. Mr. Cullen served as the President and COO of Bell Atlantic Corporation from December 1998 until his retirement in June 2000. Mr. Cullen was the President and CEO, Telecom Group of Bell Atlantic Corporation from 1997 to 1998 and served as Vice Chairman of Bell Atlantic Corporation from 1995 to 1997. Mr. Cullen has also served as Non-Executive Chairman of the Board of NeuStar, Inc. since November 2010 and the Non-Executive Chairman of the Board of Agilent Technologies, Inc. since March 2005.
Mark B. Grier (date of birth: 9/18/52) was elected Director of Prudential Financial in January 2008 and has served as Vice Chairman since August 2002. He served as a director of Prudential Financial from December 1999 to January 2001, Executive Vice President from December 2000 to August 2002 and as Vice President of Prudential Financial from January 2000 to December 2000. He served as Chief Financial Officer of Prudential Insurance from May 1995 to June 1997. Since May 1995 he has variously served as Executive Vice President, Corporate Governance; Executive Vice President, Financial Management; Vice Chairman, Financial Management; and Vice Chairman, International. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.
Constance J. Horner (date of birth: 2/24/42) Former Assistant to the President of the United States. Ms. Horner served as a Guest Scholar at The Brookings Institution from 1993 to 2005, after serving as Assistant to the President of the United States and Director, Presidential Personnel from 1991 to 1993; Deputy Secretary, U.S. Department of Health and Human Services from 1989 to 1991; and Director, U.S. Office of Personnel Management from 1985 to 1989. Ms. Horner was a Commissioner, U.S. Commission on Civil Rights from 1993 to 1998.
Martina Hund-Mejean (date of birth: 5/29/60) Chief Financial Officer, MasterCard Worldwide. Ms. Hund-Mejean has served as the Chief Financial Officer and a member of the Executive Committee at MasterCard Worldwide (a global transaction processing and consulting services company) since 2007. Ms. Hund-Mejean served as SVP and Corporate Treasurer at Tyco International, Ltd. from 2003 to 2007; SVP and Treasurer at Lucent Technologies from 2000 to 2002; and held management positions at General Motors Company from 1988 to 2000. Ms. Hund-Mejean began her career as a credit analyst at Dow Chemical in Frankfurt, Germany.
Karl J. Krapek (date of birth: 12/5/48) Co-Founder, The Keystone Companies. Mr. Krapek is a co-founder of The Keystone Companies, which was founded in 2002 and develops residential and commercial real estate. Mr. Krapek served as the President and COO of United Technologies Corporation (“UTC”) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at UTC, which he joined in 1982.
Peter R. Lighte (date of birth: 1/4/1949) Former Vice Chairman of J.P. Morgan Corporate Bank and Founding Chairman of JPMorgan Chase Bank, China. Mr. Lighte served as the Vice Chairman, J.P. Morgan Corporate Bank, China, from 2010 to 2014, and the founding Chairman of J.P. Morgan Chase Bank China, from 2007 to 2010. Prior to that, he headed the Company’s International Client Coverage for Treasury and Securities Services in J.P. Morgan’s European Global Operating Services Division and was instrumental in re-establishing its corporate bank in London. Mr. Lighte previously served as the President of Chase Trust Bank in Tokyo from 2000 to 2002. He was also the founding representative in Beijing of Manufacturers Hanover Trust Company. Mr. Lighte has also taught at several academic institutions, including Middlebury College and the University of Santa Clara.
George Paz (date of birth: 8/27/1955) Chairman and Chief Executive Officer, Express Scripts Holding Company. Mr. Paz has been Chairman and CEO of Express Scripts Holding Company (Express Scripts), a prescription benefit management company, since May 2006 and April 2005, respectively. He will step down as CEO in May 2016 and will continue as Chairman of the Board. Mr. Paz also served as the President of Express Scripts from October 2003 to February 2014 and has been a director since January 2004. He joined Express Scripts in 1998 as SVP and CFO. Prior to joining Express Scripts, Mr. Paz was a partner at Coopers and Lybrand from 1988 to 1993 and 1996 to 1998 and served as Executive Vice President and CFO for Life Partners Group from 1993 to 1995.
Sandra Pianalto (date of birth: 8/4/54) Retired President and CEO of the Federal Reserve Bank of Cleveland. Ms. Pianalto served as the President and CEO of the Federal Reserve Bank of Cleveland (“the Cleveland Fed”) from February 2003 until her retirement in May 2014. Ms. Pianalto was the First Vice President and COO of the Cleveland Fed from 1993 to 2003 and served as its Vice President and Secretary to the Board of Directors from 1988 to 1993. She also served in various supervisory roles at the Cleveland Fed from 1983 to 1988. Prior to joining the Cleveland Fed, Ms. Pianalto was an economist at the Board of Governors of the Federal Reserve System and served on the staff of the Budget Committee of the U.S. House of Reprsentatives.
Christine A. Poon (date of birth: 6/23/52) Professor, Fisher College of Business at The Ohio State University. Ms. Poon served as Dean of Fisher College of Business, The Ohio State University from May 2009 until November 2014 and is now a member of the faculty. She served as Vice Chairman and a Member of the Board of Directors of Johnson & Johnson from 2005 until her retirement in March 2009. Ms. Poon joined Johnson & Johnson in 2000 as Company Group Chair in the Pharmaceuticals Group. She became a Member

The MEDLEY Program    36

of Johnson & Johnson’s Executive Committee and Worldwide Chair, Pharmaceuticals Group, in 2001, and served as Worldwide Chair, Medicines and Nutritionals from 2003 to 2005. Prior to joining Johnson & Johnson, she served in various management positions at Bristol-Myers Squibb for 15 years.
Douglas A. Scovanner (date of birth: 11/3/55) Founder, Managing Member, Comprehensive Financial Strategies. Mr. Scovanner has been the Founder and Managing Member of Comprehensive Financial Strategies, LLC, a management consulting firm, since October 2013. Previously, he served as the Chief Financial Officer (1994 to 2012) and Executive Vice President (2000 to 2012) of the Target Corporation. Prior to joining the Target Corporation, Mr. Scovanner held various management positions at The Fleming Companies, Inc., Coca-Cola Enterprises, Inc., The Coca-Cola Company and the Ford Motor Company from 1979 to 1994.
Michael A. Todman (date of birth: 9/10/1957) Retired Vice Chairman, Whirlpool Corporation. Mr. Todman served as Vice Chairman of the Whirlpool Corporation (Whirlpool), a global manufacturer of home appliances, from November 2014 to December 2015. Mr. Todman previously served as President of Whirlpool International from 2006 to 2007 and 2010 to 2014, as well as President, Whirlpool North America from 2007 to 2010. Mr. Todman held several senior positions including Executive Vice President and President of Whirlpool Europe from 2001 to 2005 and Executive Vice President, Whirlpool North America, in 2001. Prior to joining Whirlpool, Mr. Todman served in a variety of leadership positions at Wang Laboratories Inc. and Price Waterhouse and Co.

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SALE OF GROUP VARIABLE ANNUITY CONTRACTS
INFORMATION ABOUT CONTRACT SALES
Prudential offers the contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the contracts may be lawfully sold. It may also offer the contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.
The table below sets forth, for the three most recent fiscal years for each of VCA 10, VCA 11 and VCA 24, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.
Sales Charges Received and Amounts Credited
	2016	2015	2014
VCA 10
Sales Charges Received by Prudential		—	—
Amounts Credited by Prudential to Other Broker-Dealers		$112,566	$118,114
VCA 11
Sales Charges Received by Prudential		—	—
Amounts Credited by Prudential to Other Broker-Dealers		$18,169	$21,318
VCA 24
Sales Charges Received by Prudential		—	—
Amounts Credited by Prudential to Other Broker-Dealers		$528,292	$559,340

The MEDLEY Program    38

FINANCIAL STATEMENTS
FINANCIAL STATEMENTS OF VCA 10, VCA 11, VCA 24 AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The financial statements for VCA 10 and VCA 11 for the fiscal year ended December 31, 2016 have been incorporated into this SAI by reference to the MEDLEY annual report for 2016 (File Nos. 811-03421 and 811-03422, respectively). Such financial statements have been audited by [____________], an independent registered public accounting firm. [__________]’s principal business address is [_____________]. You may obtain a copy of the MEDLEY annual report at no charge by request by calling 1-877-778-2100, or by writing to 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.
EXPERTS
The financial statements for VCA 24 and for The Prudential Insurance Company of America as of December 31, 2016 are included in this SAI on the following pages in reliance on the reports of [__________________], an independent registered public accounting firm given on the authority of said firm as experts in auditing and accounting. [__________]’s principal business address is [______________].
The following financial statements describe the financial condition of The Prudential Insurance Company of America as well as VCA 24. The financial statements of VCA 24 should be distinguished from the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which should be considered only as bearing upon the ability of The Prudential Insurance Company of America to meet its obligations under the contracts. The financial statements of VCA 24 show VCA 24’s subaccounts as of December 31, 2016.

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PART C—OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1)	Financial Statements of The Prudential Variable Contract Account-11 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2016; the Statement of Operations for the period ended December 31, 2016; the Statements of Changes in Net Assets for the periods ended December 31, 2016 and 2015; and the Notes relating thereto are incorporated by reference into the MEDLEY annual report for 2016 (File No. 2-76580).

(2)	Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2016 and 2015; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(b) EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 11.	Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 28 to the Registration Statement of the Prudential Variable Contract Account-11, Registration No. 2-76850, filed February 28, 1977.

(5)	(i)Agreement Relating to the Sale of Certain Contracts on a Variable Basis between Prudential and The Prudential Variable Contract Account 11.	Incorporated by reference to Exhibit No. (5) to Post-Effective Amendment No. 33 to Registration Statement filed April 30, 1999.

	(ii) Agreement for the Sale of VCA 10 Contracts between Prudential, The Prudential Variable Contract Account 11 and Prudential Investment Management Services LLC.	Incorporated by reference to Exhibit 5(iii) to Post-Effective Amendment No. 29 to this Registration Statement, filed May 1, 1997.

(4)	(i)(a) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuities.	Incorporated by reference to Exhibit (6)(i)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

	(i)(b) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(i)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(i)(c) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(i)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

	(i)(d) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

	(i)(e) Specimen Copy of Group Annuity Amendment Form GAA-7793 for individual retirement annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

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(ii)(a) Specimen Copy of Group Annuity Contract Form GVA-120-82 for tax-deferred annuities with modifications for certain tax changes and the exchange offer.	Incorporated by reference to Exhibit (6)(ii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

(ii)(b) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(ii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(ii)(c) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(ii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(ii)(d) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(ii) (e) Specimen Copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(a) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plans.	Incorporated by reference to Exhibit (6)(iii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

(iii)(b) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(iii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(iii)(c) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(iii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(iii) (d) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(e) Specimen Copy of Group Annuity Amendment Form GAA-7792 for deferred compensation plan contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(f) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(g) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 11 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(h) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

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	(iii)(i) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

	(iv) Specimen Copy of Group Annuity Contract Form GVA-110-82 for Keogh Plans.	Incorporated by reference to Exhibit (6)(iv) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(v)(a) Specimen Copy of Group Annuity Contract Form GVA-7454 for Participants governed by the Texas Optional Retirement Program.	Incorporated by reference to Exhibit (4)(v) to Post-Effective Amendment No. 5 to this Registration Statement, filed April 30, 1985.

	(v)(b) Modifications for certain tax changes.	Incorporated by reference to Exhibit (6)(v)(a) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(vi) Specimen Copy of Group Annuity Contract Form GVA-1010 for non-qualified deferred compensation plans.	Incorporated by reference to Exhibit (6)(vi) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(5)	Application and Enrollment Forms as revised for use after May 1, 1991.	Incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 19 to this Registration Statement, filed April 29, 1991.

(6)	(i) Copy of the Charter of Prudential as amended to and including November 14, 1995.	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of the Prudential Variable Contract Real Property Account.

	(ii) Copy of the By-Laws of Prudential, as amended to and including May 12, 1998.	Incorporated by reference to Post-Effective Amendment No. Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

(9)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 38 to this Registration Statement filed on April 30, 2002.

(10)	(a) Consents of independent registered public accounting firms.	To be filed by subsequent amendment.

	(b) Powers of Attorney for Directors and Officers of Prudential.	Filed herewith.

(13)	Calculation of Performance Data.	Performance information appears under the heading “Performance” in the Statement of Additional Information (Part B of this Registration Statement).

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ITEM 25. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the heading “Information About Prudential—Executive Officers and Directors of The Prudential Insurance Company of America” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, (Prudential) a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February XX, 2017, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account 11 and the Prudential Variable Contract Account 24, shares of The Prudential Series Fund, a Delaware trust. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 2, a separate account of Prudential registered as an open-end, diversified management investment company under the Investment Company Act of 1940, and with The Prudential Variable Contract Account 11 and The Prudential Variable Contract Account 24, each a separate account of Prudential registered as a unit investment trust. Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 27. NUMBER OF CONTRACTOWNERS

As of January 31, 2017, the number of contractowners of qualified and non-qualified contracts offered by Registrant was XXXX.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 32 to Form N-6, Registration No. 33-20000, filed April 21, 2009, on behalf of The Prudential Variable Appreciable Account.

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Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential MoneyMart Assets, Inc., Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’ sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Reference is made to the Sections entitled “Prudential” and “Contract Charges” the prospectus (Part A of this Registration Statement) and “Sale of Contracts” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Prudential Investments LLC

655 Broad Street

Newark, New Jersey 07102

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The Prudential Insurance Company of America

56 North Livingston Avenue

Roseland, New Jersey 07068

The Prudential Insurance Company of America

c/o Prudential Defined Contribution Services

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

State Street Bank and Trust Company

127 West 10th Street

Kansas City, Missouri 64105-1716

ITEM 31. MANAGEMENT SERVICES

Not Applicable

ITEM 32. UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6C-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) – (d) of the Rule.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 14th day of February, 2017.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11 (REGISTRANT)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (DEPOSITOR)

/s/ Srinivas Reddy Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

Signature	Title	Date

*John R. Strangfeld, Jr.	Chairman of the Board, Chief Executive Officer and President

*Thomas J. Baltimore, Jr.	Director

*Gilbert F. Casellas	Director

*James G. Cullen	Director

*Robert M. Falzon	Executive Vice President and Chief Financial Officer

*Mark B. Grier	Director

*Martina Hund-Mejean	Director

*Karl J. Krapek	Director

*Peter Rupert Lighte	Director

*George Paz	Director

*Sandra Pianalto	Director

*Christine A. Poon	Director

*Douglas A. Scovanner	Director

*Michael A. Todman	Director

By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	February 14, 2017

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THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Exhibit Index

Item 24(b) Exhibit Number	Description

10(b)	Powers of Attorney for Directors and Officers of Prudential.

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